                                                            EXHIBIT 10.2

Note: Portions of this exhibit indicated by "[*]" are subject to a confidential treatment request, and have been omitted from this exhibit. Complete, unredacted copies of this exhibit have been filed with the Securities and Exchange Commission as part of this Company's confidential treatment request.

                    CONTRACT FOR THE SALE AND PURCHASE OF
                  EQUIPMENT AND ANCILLARY FACILITIES FOR THE
                   ESTABLISHMENT OF A WIRELESS ACCESS SYSTEM



                        AZ COMMUNICATIONS NETWORK, INC.



                                   - and -



                         AIRSPAN COMMUNICATIONS LIMITED



                                October 25, 1999


                             CONTRACT NO. CN99-002

                               TABLE OF CONTENTS

          SECTION 1                    DEFINITIONS

          SECTION 2                    SCOPE OF THE CONTRACT

          SECTION 3                    PRICE

          SECTION 4                    TERMS OF PAYMENT

          SECTION 5                    DELIVERY

          SECTION 6                    MARKING AND LABELING

          SECTION 7                    PACKING AND SHIPMENT

          SECTION 8                    TRANSFER OF RISK AND TITLE

          SECTION 9                    INSPECTION, TESTING AND
                                       ACCEPTANCE

          SECTION 10                   WARRANTY

          SECTION 11                   FOR EXTENSION OF WARRANTY

          SECTION 12                   INSURANCE

          SECTION 13                   PATENTS

          SECTION 14                   TRADEMARKS

          SECTION 15                   CONFIDENTIALITY AND USE
                                       OF INFORMATION

          SECTION 16                   LIQUIDATED DAMAGES

          SECTION 17                   LIMITATION OF LIABILITY

          SECTION 18                   FORCE MAJEURE

          SECTION 19                   CHANGES

          SECTION 20                   APPLICABLE DOCUMENTS

          SECTION 21                    ORDER OF PRECEDENCE

          SECTION 22                    SEVERABILITY

          SECTION 23                    SUCCESSION AND ASSIGNMENT

          SECTION 24                    TERMINATION

          SECTION 25                    ARBITRATION

          SECTION 26                    INTERPRETATION

          SECTION 27                    ADDRESSES

          SECTION 28                    EXECUTION IN COUNTERPARTS

          SECTION 29                    EFFECTIVITY OF THE CONTRACT

                                ***

This Contract For The Sale and Purchase Of Equipment And Ancillary Facilities For The Establishment of a Wireless Access System is entered into this 25/th/ day of October 1999, between the following parties:


     AZ COMMUNICATIONS NETWORK INCORPORATED, a corporation organized and existing under the laws of the Republic of the Philippines and having its principal office at 8/th/ Floor DPC Place, 2322 Chino Roces Avenue, Makati
                         ------------------------------------------------------
     City, Philippines, represented in this act by its Director for Engineering,
     -----------------
     Felizardo P. dela Merced and hereinafter referred to as "AZCOM";

                                   - a n d -

     AIRSPAN COMMUNICATIONS LIMITED, a corporation organized and existing under the laws of the United Kingdom and having its registered address at Cambridge House, Oxford Road, Uxbridge Middlesex, UB8, 1UN, United Kingdom,
     --------------------------------------------------------------------------
     represented in this act by Henrik Smith-Petersen, Regional Sales Vice President, and hereinafter referred to as "ACL".


     (AZCOM and ACL may be individually referred to as a "Party" and collectively the "Parties")


WHEREAS, ACL has represented itself to be a qualified and reliable supplier of certain equipment, including spares, tools and test equipment and documentation for the establishment of Wireless Access System Network and has offered to supply the same to AZCOM.

WHEREAS, AZCOM is the holder of a valid franchise issued by the Congress of the Republic of the Philippines and is duly authorized to provide telecommunications services throughout the Philippines.

WHEREAS, pursuant to its authority to provide telecommunications services, AZCOM has expressed its desire to acquire a wireless access system as contemplated by this Contract.

WHEREAS, ACL has agreed to supply, and AZCOM is willing to purchase, the said equipment under such terms and conditions mutually agreeable to the Parties.



NOW, THEREFORE, for and in consideration of the foregoing, this Contract is entered into under the following terms and conditions:

1    DEFINITIONS
     -----------

     For purposes of this Contract, the following terms shall have the meanings indicated and the plural form of any term defined herein in the singular shall merely express the grammatical plural of that defined term:

     "Contract"                 refers to this Contract For The Sale and
                                Purchase Of Equipment And Ancillary Facilities
                                For The Establishment of a Wireless Access
                                System together with its annexes and the other documents specifically considered its integral parts.

     "Acceptance Test Program"  refers to the series of steps to be taken in conducting the necessary tests and inspection of a System to verify its compliance with the Specifications, as determined by AZCOM.

     "Cell Site"                refers to the area of coverage around each base
                                station wherein it can provide reliable service in accordance with the Specifications.

     "Equipment"                refers to the Wireless Access System (WAS)
                                comprising of the required hardware and software which shall include base stations, subscriber terminals, RF and indoor units, antennas and feeders, and other related installation materials as described in Annex A, which ACL is required to deliver under this Contract, and to install, test and commission under the Services
                                Contract.

     "System Acceptance"        refers to the issuance of a System Acceptance
                                certificate by AZCOM after the completion of the System Acceptance Test to certify that the System installed by ACL fully complies with the Specifications.

     "System Acceptance Test"   refers to the test conducted by AZCOM in
                                accordance to an agreed Acceptance Test Program to determine if the System installed fully complies with the Specifications.


     "Network"                  refers to the combination of Systems and
                                Equipment together with the required
                                infrastructure to provide the functionalities and coverage defined in the Specifications.

     "Price" refers to the total price to be paid by AZCOM to ACL in consideration for the complete and faithful performance by ACL of its duties and responsibilities under this Contract.

     "Project"                  refers to the undertaking or activity subject of
                                this Contract and the Services Contract.

     "Schedule"                 refers to the timetable describing the
                                activities and the period within which to complete each and every System, the Network and the Project, as described in Annex B.

     "Services Contract"        refers to Contract No. CN99-002/S between AZCOM
                                and ACL dated October 25, 1999, for the
                                performance of services relating to the
                                installation, testing and commissioning
                                supervision, technical assistance, and other incidental services including in-land transportation, insurance and warehousing of the Equipment.

     "Spares" refers to the items or materials to be used as replacement or reserve for maintenance purposes of the Equipment during and after the Warranty Period, which shall likewise be subject to acceptance testing.

     "Specifications"           refers to the technical specifications of the
                                Equipment as described in the Protocol (Annex
                                B).

     "Warranty Period"          refers to the period of time from System
                                Acceptance up to 18 months thereafter. The
                                Warranty Period shall be extended when the requirements of the performance monitoring as described in Annex B is not met.

2    SCOPE OF THE CONTRACT
     ---------------------

     2.1 ACL undertakes to deliver the Equipment listed in Annex A and takes full responsibility of ensuring that the Equipment, when installed, tested and commissioned in accordance with the terms and conditions of the Services Contract, shall meet in all respects the Specifications.

     2.2 The Parties agree that the enumeration or listing of the Equipment in Annex A shall suffice the Year 2 requirements of AZCOM, i.e. 20 base
                                    ------
          stations, 322 customer terminals, the network management system and the required functionalities as described in the Specifications. It is further agreed that Annex A is not restrictive or conclusive. Accordingly, if the Equipment installed fail to meet the Specifications on account of the non-inclusion of certain parts or materials, or some of the listed parts or materials are inadequate, ACL shall deliver or replace the required parts or materials without additional cost or expense on the part of AZCOM.

     2.3 In consideration for the performance by ACL of its obligations under this Contract, AZCOM shall pay ACL the Price in accordance with the terms of payment described in Section 4 hereof.


3    PRICE
     -----

     3.1 Subject to the compliance by ACL with the terms and conditions of this Contract, AZCOM shall pay ACL the following:

          The sum of UNITED STATES DOLLARS: * on CIP Manila Port basis as full and complete payment of the Equipment. The breakdown of the Price shall be in accordance with Annex A.

     3.2  The Price shall be firm up to the completion of the Project.

     3.3 The Price covers all taxes, customs duties, license fees, brokerage fees, forwarding fees and other charges which may be imposed on the Equipment by authorities other than the Republic of the Philippines as well as by authorities of other countries where the Equipment shall originate. Should ACL be liable for any income tax in the Philippines arising out of the Project or this Contract, the same shall be for ACL's account.

     3.4 In the event the full amounts provided for the cost of the Equipment and Spares are not utilized ACL shall return the proportionate amount representing the value of Equipment and Spares which were not utilized in a manner to be described in a separate letter by AZCOM.


4    TERMS OF PAYMENT
     ----------------

     4.1 Subject to the rules and regulations of the Bangko Sentral ng Pilipinas, AZCOM shall pay the Price in accordance with the following schedule:

_______________

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     (a) The downpayment, which is equivalent to ten percent (10%) of the Price, shall be paid within thirty one (31) calendar days from the signing of this Contract and upon receipt of a correct invoice by AZCOM from ACL. ACL is not obligated to ship the Equipment prior to its receipt of the downpayment.

     (b)  Payment on Shipment

          Twenty percent (20%) of the price of the shipped Equipment shall be paid by AZCOM within thirty (30) calendar days from receipt of AZCOM of appropriate shipping documentation and correct invoice from ACL.

     (c)  Progress Payments

          c.1 Twenty percent (20%) of the price of the shipped Equipment shall be paid by AZCOM to ACL within thirty (30) days after the System Acceptance of the eighth (8/th/) base station or after one hundred and twenty (120) days from the arrival of the Equipment at the warehouse of ACL in the Philippines, which ever comes first.

          c.2 Twenty percent (20%) of the price of the shipped Equipment shall be paid by AZCOM to ACL within thirty (30) days after the System Acceptance of the thirteenth (13/th/) base station or after two hundred and forty (240) days from the arrival of the Equipment at the warehouse of ACL in the Philippines, which ever comes first.

          c.3 Twenty percent (20%) of the price of the shipped Equipment shall be paid by AZCOM to ACL within thirty (30) days after the System Acceptance of the seventeenth (17/th/) base station or after three hundred and sixty five (365) days from the arrival of the Equipment at the warehouse of ACL in the Philippines, which ever comes first.

              To secure the above progress payments, a letter of credit shall be issued by AZCOM in favor of ACL. Any and all costs to be incurred for the processing and issuance of the letter of credit shall be for the account of ACL to the extent of 1.6% of the face value of the letter of credit. In case the costs for such letter of credit shall exceed 1.6% as above-mentioned, the Parties hereto agree that they shall negotiate in good faith as to who shall bear the excess cost thereof and to what extent.

              Receipt by AZCOM of correct invoice from ACL is required for all program payment.

     (d) The balance of ten percent (10%) of the price of the shipped Equipment shall be paid five hundred forty (540) days from the arrival of the Equipment at the warehouse of ACL in the Philippines and the receipt of correct invoice by AZCOM from ACL. Notwithstanding the foregoing, AZCOM shall not be obliged to make the payment of the balance of ten percent (10%) until all base stations have undergone System Acceptance.

4.2 AZCOM shall be responsible for securing all the required authorizations from the Bangko Sentral ng Pilipinas for the payments to be made under this contract.

     4.3 ACL shall be responsible for the submission of all the required billings/invoices under this Contract.

     4.4 All bank charges, which may be incurred outside the Philippines on account of the above-mentioned payments, shall be borne by ACL.


5    DELIVERY
     --------

     5.1 ACL shall deliver the Equipment on CIP Manila Port basis. Unless otherwise provided for in this Contract, the delivery shall conform to the latest provisions of INCOTERMS.

     5.2 In the delivery of the Equipment, ACL shall faithfully comply with the provisions of the Global Comprehensive Import Supervision Scheme of the Bangko Sentral ng Pilipinas.

     5.3 ACL shall submit all the required documents to SGS (at the country of origin) at the time of inspection.

     5.4 ACL shall send to AZCOM a copy of SGS inspection report duly signed by the representatives of SGS and ACL.


6    MARKING AND LABELING
     --------------------

     Except as the Parties may otherwise decide, all labels, identification markers, handbooks, drawings and other documents required to be submitted by ACL under this Contract shall be in the English language.


7    PACKING AND SHIPMENT
     --------------------

     The packing and shipment of all the items and components of the Equipment shall conform to the following conditions:

     7.1 The packing shall be in accordance with the standard prevailing practice for the export packing of each item, with shipping and delivery marks made at the instructions of AZCOM.

     7.2 All the items to be supplied by ACL shall be brand new. Under no circumstances will second hand or used items be supplied by ACL.

     7.3 The items or components, which do not meet the Specifications or are below acceptance standards shall be rejected by AZCOM. The items or components rejected by AZCOM, including those, which were damaged due to inadequate or improper packing, shall be repaired or replaced by ACL, at the discretion of, and at no cost to AZCOM. The expenses of transportation of the damaged and replacement parts, including the customs duties and other charges or fees that may be assessed for the importation of the replacement parts, shall be borne by ACL.

     7.4 All items or components erroneously delivered to AZCOM must be claimed by ACL from AZCOM within ten (10) from receipt of notice by ACL from AZCOM.

     7.5 AZCOM shall not be liable for any damage to or deterioration of any part of the Equipment, which was erroneously delivered by ACL.

     7.6 ACL shall notify AZCOM via fax of the estimated arrival date of the vessel of any particular shipment and shall send to AZCOM copies of the relevant documents enumerated in Section 7 hereof.

     7.7 ACL, with the assistance of AZCOM, shall obtain the necessary customs clearance for the Equipment and exert its best efforts to have the period for customs clearance promptly accomplished after the arrival of the Equipment at the Manila Port.


8    TRANSFER OF RISK AND TITLE
     --------------------------

     8.1 Notwithstanding any contrary provision in this Contract, title over the Equipment shall pass to AZCOM upon arrival of Equipment at designated Philippine Port and payment of AZCOM to ACL of 30% (downpayment + payment on shipment) of the price of the shipped Equipment as defined in 4.1 (a) and (b).

     8.2 The risk of loss or damage to the Equipment shall be assumed by AZCOM only after the System Acceptance.


9    INSPECTION, TESTING AND ACCEPTANCE
     ----------------------------------

     9.1  Acceptance

          9.1.1 The Acceptance Test Program shall be prepared by ACL and submitted to AZCOM for its comments at least two (2) weeks before the conduct of the acceptance testing. AZCOM shall give its comments or signify its concurrence to the program within one (1) week from the date of its submission by ACL. The Acceptance Test Program shall not be implemented without the prior written approval of AZCOM.

          9.1.2  System Acceptance

               (a) A System shall be considered complete and ready for Site Acceptance Test when all the items and components of the Equipment comply with the Specifications and is, in ACL's judgment, in working order.

               (b) ACL shall inform AZCOM in writing of the completion and readiness for acceptance testing of a System at least five
                    (5) working days in advance of the scheduled testing.

                    The System Acceptance Test shall be conducted by AZCOM under the supervision of ACL within a period of seven (7) calendar days for each System and shall be conducted in accordance with the test protocol. ACL shall immediately correct any defect for which it may be responsible. Upon successful Site Acceptance Test, an Site Acceptance Certificate shall be issued by AZCOM within five
                    (5) working days. In case the Network is put into commercial operation by AZCOM before the Initial Acceptance without ACL's written approval, the Site acceptance certificate shall be deemed to have been issued by AZCOM at the time of commencement of commercial operation.

        9.1.3  Performance Monitoring

               During the Warranty Period the Network shall, at AZCOM discretion, be tested to ensure that the System Performance is in line with the System Specifications.

               These tests shall be as follows

               .  System Functionality Test
               .  Long Term BER Tests
               .  Output Power Measurements on the Base Station

               Before any test is conducted, AZCOM shall notify ACL two weeks in advance that a test is to be conducted. ACL shall have the option of being present at any test. If a test is conducted while ACL is not present and the result are a failure, AZCOM shall notify ACL so that the test can be repeated after an investigation by ACL. If the test fails again ACL shall be given 30 days to apply corrective action. If after 30 days no corrective action has been taken or a subsequent test again fails, the System under test shall be deemed to have failed Performance Monitoring and the Warranty Period shall be extended.

               Once a system has failed Performance Monitoring ACL shall be required to take corrective action, including the complete replacement of the system in question.

               The System Functionality test as defined by AZCOM may include, but not limited to the following:

               .  System Installation and Service Provisioning
               . System Connectivity: 64kbit/s and 128kbit/s Leased Line Data Services
               .  Network Management System functionality test


               The Long Term BER Test shall be:

               . 168 hour BER. A pass shall be when the average BER is better that 10/-7/

               The Output Power Test shall be:

               . CT Output Power is within 1.5dB of commissioned level. (Commissioned values are defined within the Acceptance Test Protocol Result)

          9.1.5 In case the System fails to meet the acceptable performance monitoring standards within two (2) years from the date of Acceptance, the Parties shall confer within thirty (30) days from the date such failure becomes apparent to discuss the possible solutions to the problem which solutions shall include, but not be limited to, the correction of any defect, the repair or replacement of parts, the replacement of the equipment with another which complies with the required performance standards or the payment by ACL to AZCOM of all costs necessary to enable the System to comply with acceptable performance standards. Notwithstanding the foregoing and in case the Parties reach no agreement within sixty (60) days from their initial meeting, ACL shall replace, at no cost to AZCOM, the equipment concerned with another equipment which complies with the performance standards. If at the end of the above-mentioned sixty (60) days period no replacement equipment is available or the replacement equipment is available or the replacement equipment still does not comply with the performance standards, then ACL shall pay AZCOM all the cost necessary for AZCOM to undertake measures, on its own, to make the System comply with acceptable performance standards.

          9.1.6 The Spares, tools and test equipment shall be subject to acceptance testing by AZCOM under the supervision of ACL before their delivery at AZCOM's warehouse. AZCOM shall also inspect the Spares, tools and test equipment delivered, and, upon its determination that the same comply with the Specifications, issue an acceptance certificate within two
                    (2) weeks after acceptance testing.


10   WARRANTY
     --------

     10.1 ACL warrants that:

          10.1.1 Each item of the Equipment delivered shall be free from any defect in design, material and workmanship during the Warranty Period or any extensions thereof.

          10.1.2 The supply of the Spares at reasonable costs shall be available for a period of ten (10) years from the date of the System Acceptance of the last System. If the manufacture of any of the Spares ceases due to technical development, ACL shall supply equivalent replacement parts together with the accessories, if needed, at reasonable cost.

     10.2 AZCOM agrees to promptly advise ACL, in writing, of any defect in the Equipment or parts thereof as soon as they come to the attention of AZCOM. ACL shall examine and remove the faults as soon as possible but not to exceed two (2) weeks from the date the defects are made known to ACL. During the Warranty Period, AZCOM shall have the right to reject any part of the Equipment that is found defective due to faulty design, inferior materials or inadequate workmanship, or found to be not in accordance with the Specifications. ACL shall promptly replace or repair the defective part at no cost to AZCOM. The Parties shall mutually agree on whether the defective part(s) of the Equipment shall be replaced or repaired by ACL. The replacement of the defective part shall likewise be factory tested and approved for use in the manufacturer's factory.

     10.3 All costs, Philippine customs duties, taxes and other local impositions and charges which may be incurred in replacing the imperfect, defective or unsuitable parts of the Equipment shall be for the account of ACL. Replaced parts shall become ACL's property and must be claimed from AZCOM within ten (10) days from the installation of the replacement part. The obligations of ACL under Sections 10.1 and 10.2 hereof shall not cover ordinary wear and tear of the Equipment or other defects traceable to circumstances beyond ACL's control, such as unsuitable operating means, chemical, electro-mechanical or electrical influences and damages, or were otherwise caused by the unnecessary interference of AZCOM or any unauthorized third party.

     10.4 After the System Acceptance, the liability described in the immediately preceding paragraph shall not cover consumable items, such as lamps and fuses, except in cases of proven "batch" failure of the said items.

     10.5 Warranty Period for spares, tools, test equipment and subscriber terminals delivered in accordance with Article 9.1.2 (d) above shall start from date of Acceptance certificate.


11   BOND FOR EXTENSION OF WARRANTY

     11.1 In the event that the Warranty Period of the equipment is extended due to failure of the Equipment to satisfy the requirements of performance monitoring as described in Annex B, ACL shall file a warranty bond in favor of AZCOM in an amount equivalent to 10% of the price of the affected equipment. The bond shall remain effective until the requirements of system performance monitoring is satisfied, otherwise, term of Section 9.1.3 shall apply.

     11.2 The said warranty bond shall be denominated on US Dollars, in the form of a letter of credit, and must be obtained only from banks or bonding companies acceptable to AZCOM.


12   INSURANCE
     ---------

     ACL shall, at its expense, obtain insurance coverage for the Equipment, which shall be valid and effective until the System Acceptance of each System. Upon request by AZCOM, ACL shall provide AZCOM a copy of the insurance policy prior to the initial shipment of the Equipment.


13   PATENTS, TRADEMARKS AND OTHER INTELLECTUAL PROPERTY RIGHTS
     ----------------------------------------------------------

     13.1 ACL shall exert all efforts to ensure that the Equipment will not infringe any pending or existing patents, trademarks and other intellectual property rights under which a third party may claim damages from AZCOM with respect to the use of the Equipment.

     13.2 In case such claims or actions are brought against AZCOM, ACL shall, at its expense, defend AZCOM and/or any of its directors, officers or employees from any complaint for infringement of patents, trademarks and other intellectual property rights. In the event such third party secures a favorable judgment for the payment of royalties or damages, ACL shall pay such royalties or damages for and on behalf of AZCOM or its directors, officers or employees. Additionally, ACL undertakes to either alter the Equipment in such a way that it will no longer infringe the patent, trademarks and other intellectual property rights of such third party, or replace the Equipment with another equipment, of an equal or greater functionality, which will not infringe the aforesaid patent, trademarks and other intellectual property rights, or procure for AZCOM the right to use the Equipment at no cost to AZCOM. Any such alteration or replacement shall be made only after prior written approval of AZCOM.

     13.3 ACL shall not be responsible for infringement of patent, trademarks and other intellectual property rights unless ACL has been notified in writing by AZCOM without delay of such claim.

     13.4 AZCOM undertakes to furnish ACL whatever information is available to it to assist ACL in defending such proceedings and shall not, save insofar as it may be necessary to comply with any applicable law or government regulation, enter into any Contract with third parties or take any legal action thereon without the prior consent of ACL.

     13.5 AZCOM shall not contest the validity of any patent, trademarks and other intellectual property rights owned or authorized to be used by ACL nor lend support to any third party contesting such validity. Furthermore, AZCOM shall not make any admission, which might be prejudicial to any claim or action from such third party except in compliance with the law, court order or any government rules and regulations.


14   USE OF ACL TRADEMARKS
     ---------------------

     AZCOM shall not, without ACL's written permission, use in advertising, publicity, or similar actions any of ACL's tradename, trademark, trade device, service mark, symbol, code or any abbreviation, contraction or simulation thereof nor shall AZCOM claim any ownership thereof. However, AZCOM is not prohibited from representing that the Equipment was obtained from ACL.


15   CONFIDENTIALITY AND USE OF INFORMATION
     --------------------------------------

     15.1 All business and technical information and data including all software provided by either Party and related documentation, in whatever form provided, recorded or unrecorded (hereinafter collectively referred to as "Information"), which the Parties may furnish or have furnished each other in anticipation of this Contract shall:

          (a)  be used solely for the purpose for which it was furnished;
          (b)  be treated in strictest confidence and protected;
          (c)  not be reproduced, except as necessary for its authorized use;
               and
          (d) if in tangible form, shall be returned together with all copies thereof, including the promotional materials, when demanded by either Party or no longer needed.

     15.2 The obligations of confidentiality and restricted use are not applicable to those portions of the Information that, free from any obligation to maintain confidential, were previously known to, or that fall into public knowledge without the fault of either Party, or which the Parties have agreed in writing need not be kept confidential.

16   LIQUIDATED DAMAGES
     ------------------

     16.1 AZCOM shall have the right to claim liquidated damages from ACL in case ACL fails to meet the scheduled date of System Acceptance of a System.

     16.2 In case of failure to meet the scheduled date of System Acceptance of a System, ACL shall pay AZCOM in United States Dollars, liquidated damages in an amount equivalent to 0.10% of the Price for each day of delay, Sundays and Holidays included.

     16.3 Where the right to claim liquidated damages exists, the liquidated damages payable per affected System shall be as follows:

          .    For the sites to be completed in November     : 16%
          .    For the sites to be completed in December     : 16%
          .    For the sites to be completed in January      : 16%
          .    For the sites to be completed in February     : 10%

          In addition, ACL must replace the affected System with a part of an equal or greater functionality.

     16.4 In consideration of the aggressive schedule of the Project Implementation as shown in Annex B, ACL shall be allowed extra time to meet the schedule date of completion as follows:

          .    For the sites to be completed in November     : 60 days
          .    For the sites to be completed in December     : 60 days
          .    For the sites to be completed in January      : 30 days
          .    For the sites to be completed in February     : 15 days


          The above means that liquidated damages can only be claimed by AZCOM against ACL after the above extension time has been exceeded.

     16.5 The claim of AZCOM for liquidated damages against ACL shall not prejudice the exercise of AZCOM of its other right and privileges under the contract.

     16.6 Any deferment on the part of AZCOM to remit the downpayment within ten
          (10) days of Contract signing shall allow ACL an extension equivalent to the number of days AZCOM has delayed in the remittance of the downpayment from the said ten (10) day period.


17   LIMITATION OF LIABILITY
     -----------------------

     The Parties shall be liable only for damages directly caused through their own fault or negligence.

18   FORCE MAJEURE
     -------------

     18.1 The Parties shall not be liable for the non-performance of any of its obligations under this Contract when such inability is due solely to an event of force majeure which (a) directly affects the performance of a Party's obligations under this Contract and (b) the occurrence of which event is not traceable to the fault or negligence of the said Party.

     18.2 The events of force majeure shall include, but not be limited to: (a) earthquakes, floods, typhoons, or epidemics; (b) war, rebellion, insurgency, riots, or invasion of the Philippines by another country;
          (c) strikes, lockouts, boycotts or other forms of work stoppage; and
          (d) government embargo, restriction, or commandeering of the vessel carrying the Equipment.

     18.3 In case an event of force majeure happens, the affected Party shall exert its best efforts to comply with its obligations under this Contract. If an event of force majeure prevents the carrying out of only a portion of the Project and that portion is not critical to the accomplishment of the Project as a whole, the affected Party shall continue to perform its obligations on the portion not affected by the event of force majeure.

     18.4 The Party invoking an event of force majeure must immediately notify in writing the other Party and specify which of its obligations it is prevented from complying with by the event of force majeure, and give an estimate of the period during which it is likely that it shall be prevented from complying with the said obligations. After the occurrence of the event of force majeure is proven, the Schedule and the performance bond may, after discussions in good faith, be amended by Contract of the Parties.

     18.5 The amendment of the Schedule pursuant to Section 18.4 shall not give ACL the right to seek or demand an adjustment or modification of the Price.


19   CHANGES
     -------

     ACL may, after prior approval of AZCOM, alter or modify the technology of the Equipment, provided that the alteration or modification is of an equal or greater functionality to the original. In case an increase or decrease in the Price results as a consequence of any alteration or modification of the Equipment, the appropriate adjustment of the Price, and where necessary, the Schedule, or both, shall be undertaken by the Parties.


20   APPLICABLE DOCUMENTS
     --------------------

     The following annexes shall, by this reference, form an integral part of this Contract:

     Annex A   -    Equipment List and Price Schedule

     Annex B   -    AZCOM-ACL Protocol dated October 25, 1999

     Annex C   -    Joint Order No. 1-91 (Comprehensive Import Supervision
                    Scheme)

21   ORDER OF PRECEDENCE
     -------------------

     In case of any conflict in the interpretation of the terms and conditions of the various documents cited in this Contract, the order of precedence shall be: this Contract; Equipment List and Price Schedule (Annex A); Protocol (Annex B); Joint Order No. 1-91 (Annex C); and Services Contract.


22   SEVERABILITY
     ------------

     If any part, term or provision of this Contract shall become invalid or unenforceable, the validity or enforceability of the remaining portions or provisions shall not be affected, and the rights and obligations of the parties shall be construed as if this Contract did not contain the particular invalid or unenforceable part, term or provision.


23   SUCCESSION AND ASSIGNMENT
     -------------------------

     This Contract shall be binding upon the successors and assigns of the Parties and shall not be assigned in whole or in part by a Party without the prior written consent of the other party, and which consent shall not be unreasonably withheld.


24   TERMINATION
     -----------

     24.1 If either Party violates any provision of this Contract and if such default or violation continues for sixty (60) days after receipt of the Party in default of a written notice from the aggrieved Party, the aggrieved Party may terminate this Contract for any breach hereof by written notice to the other Party at least thirty (30) days prior to the intended date of termination.

     24.2 In the case of default on the part of ACL, AZCOM shall be entitled to retain and apply the balance, which may otherwise be due to ACL under this Contract to pay for the cost to complete the Project. If the said balance is not sufficient to cover the cost of the inoperative or non-functional Equipment or System, the additional cost needed to make the Equipment operative or functional shall be paid by ACL to AZCOM, upon termination of Contract.

     24.3 In the case of default on the part of AZCOM, AZCOM shall pay ACL the value of delivered Equipment.


25   ARBITRATION
     -----------

     25.1 In the event of any dispute or difference of opinion arising out of or relating to this Contract or breach thereof, the parties shall exert their best efforts to settle such dispute or difference amicably.

     25.2 If such dispute or difference is not amicably settled within sixty
          (60) calendar days from its occurrence, the matter shall be settled through arbitration by a panel of three (3) arbitrators, one to be named by each Party and the third arbitrator shall be chosen by the two earlier designated arbitrators. In case they fail to select a third arbitrator within fifteen (15) calendar days from the date they commenced the discussion of the said selection, the third arbitrator shall be appointed by the chairpersons of the National Bar Associations of the countries of the Parties. No one shall be nominated or act as an arbitrator who is in any way financially interested in this Contract or in the business affairs of any of the parties.

     25.3 If any Party is dissatisfied with the decision of the arbitrators, the Party concerned shall, within ten (10) calendar days from receipt of the decision, notify the arbitrators that it disputes the same and the matter shall thereupon be settled under the Rules of Conciliation and Arbitration of the International Chamber of Commerce. The arbitration proceedings shall be conducted in Geneva, Switzerland in the English Language. The resulting award shall be final and binding on the parties.


26   INTERPRETATION
     --------------

     26.1 The table of contents and headings of the sections are included for convenience of reference only. They shall not affect the construction and interpretation of any provision of this Contract. The word "hereof" is used in this Contract to refer to this Contract as a whole and not to any individual section or part of this Contract. Reference to sections are to sections of this Contract.

     26.2 To interpret the commercial terms and abbreviations used in this Contract, which have not been otherwise defined, the provisions of the latest issue of INCOTERMS shall be used. All the other terms and conditions of this Contract shall be interpreted in accordance with the laws of New York State, USA provided that nothing in this Section 26 shall be construed to authorize the amendment or modification of the annexes cited in Section 20 hereof.

     26.3 Any granting of time and other indulgence or waiver of obligation on the part of one party to the other shall be isolated or peculiar to that particular occasion or purpose and shall be without prejudice to future compliance with the terms and conditions of this Contract.


27        ADDRESSES
          ---------

     27.1 AZCOM and ACL specify their respective addresses as follows:


          For AZCOM:


          AZCOM CORPORATION
          8/F DPC Place, 2322 Chino Roces Avenue
          Makati City, Philippines

          Attention:  Felizardo P. dela Merced

          For ACL:


          AIRSPAN COMMUNICATIONS LIMITED
          Cambridge House, Oxford Road
          Uxbridge Middlesex, UB8 1UN UK

          Attention:  Henrik Smith-Petersen

     27.2 Any letter or notice sent to these addresses shall be considered delivered upon its actual receipt by the addressee. In the event any party changes its address, it shall notify the other party of the change of address in writing within five (5) calendar days from the date the change of address took effect.


28   EXECUTION IN COUNTERPARTS
     -------------------------

     This Contract may be executed in counterparts by both Parties and shall become effective upon receipt by either Party of a copy of this Contract duly executed by the other.


29   EFFECTIVITY OF THE CONTRACT
     ---------------------------

     This Contract shall become effective after it is signed by AZCOM and ACL.



IN WITNESS WHEREOF, the parties have affixed their signatures on the date and place first above written.



AZ COMMUNICATIONS                   AIRSPAN COMMUNICATIONS LIMITED
NETWORK INCORPORATED


By:                                  By:



________________________             ____________________________


                         Witnessed By:



________________________             ____________________________

                                    ANNEX A

                                      OF

                             CONTRACT NO. CN99-002




                              AZCOM-ACL PROTOCOL





PROVISIONING, ENGINEERING, FURNISHING, INSTALLATION, TESTING AND COMMISSIONING



                                    FOR THE



                         ESTABLISHMENT OF A COMPLETE
                        WIRELESS ACCESS SYSTEM NETWORK



                               OCTOBER 25, 1999

                             Equipment Price List

------------------------------------------------------------------------------------------
Equipment Description -Demand Assigned               Quantity   Unit Price  Extended Price
for 20 BS, 322 STs                                   Required
------------------------------------------------------------------------------------------
Subscriber Terminal
L 128 Internal Subscriber Terminal                           *           *               *

DA Modules
CT Rack with combiner & 2 DA shelves                         *           *               *

CT Expansion Rack with alarm & 2 DA  shelves                 *           *               *

Basic RF plug in set for CT
 (PA+MON+2PSU+DIPLNA)                                        *           *               *

RF plug in expansion set for omni/multi-sector CT
 (PA+PSU+DIPLNA)                                             *           *               *

Basic DA Card set (rf+AU+TU+SC+2PSU)                         *           *               *

DA Modem Card                                                *           *               *

AC Rack with alarm & 1 AC shelf                              *           *               *

Basic AC Card Set (64kbit/s)
 (2PSU+SC+CTU+XTU)                                           *           *               *
                                                                                ----------
                                                                                         *

Antenna Modules
Omni Antenna System, incl. Feeder and kit                    *           *               *

Sitespan NMS
Sitespan HW platform                                         *           *               *

Sitespan Client / Server Software License                    *           *               *

Sitespan Shelf License                                       *           *               *

STMON                                                        *           *               *
                                                                                ----------
                                                                                         *

Misc.
System Spares                                                *           *               *

Tools (CT and ST Installation and Maintenance)               *           *               *

Survey Tool                                                  *           *               *

Pump-up mast for use with survey tool                        *           *               *
                                                                                ----------
TCP/IP to RS232 Converter for NMS Backhaul                   *           *               *
                                                                                ----------
                                                                                         *

Mandatory Services
Documentation Set (CD ROM)                                   *           *               *
Design/Engineering Services                                  *           *               *

Installation and Commissioning                               *           *               *

Project Management                                           *           *               *
------------------------------------------------------------------------------------------

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

------------------------------------------------------------------------------------------
Equipment Description - Demand Assigned (Cont.)      Quantity   Unit Price  Extended Price
for 20 BS, 322 STs                                   Required
------------------------------------------------------------------------------------------

Inland Transportation and Warehousing                        *           *               *

Technical Assistance                                         *           *               *

Factory Inspection / Foreign Training                        *           *               *

Local Training                                               *           *               *
                                                                                ----------
                                                                                         *
------------------------------------------------------------------------------------------
Total Cost of Equipment and Services in US$                                              *

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                            Detailed Equipment List

AS 4000 Equipment (X3 Band)

Description                                                             Qty
-------------------------------------------------------------------------------
Antennas
Omni Antenna System                                                      *
Feeder Install Kit                                                       *
Feeder cable                                                             *

CT Rack + RF Plug in cards
Rack hardware with 2 DA modem shelves (powder coat painted)              *
EPI PSU                                                                  *
X3 - RF Diplexer and LNA                                                 *
Combiner Mon                                                             *
Combiner Mon PSU                                                         *
Dual Power Amplifier to include packaging                                *

DA Expansion rack
Expansion "carcus" rack with cables and power distribution panel
and "standard" Expansion rack vent and blanking panels                   *
DA modem shelf (powder coat painted)                                     *
Blanking panels for FA modem shelf (to fill in for non-fitted DA shelf)  *

DA Modem Shelf Card set for 1 RF carrier
DA AU card                                                               *
DA SC card                                                               *
DA TU card                                                               *
DA CT RF card (C2 band)                                                  *
DA Modem Card                                                            *
DA Shelf PSU                                                             *

DA Access Concentrator rack
Access Concentrator "carcus" rack with cables and power                  *
distribution paneland "standard" AC rack vent and blanking panels
DA Access Concentrator shelf (powder coat painted)                       *

DA Access Concentrator Shelf Card set for 1 RF carrier
DA SC card                                                               *
DA TU card                                                               *
DA Shelf PSU                                                             *

Subscriber Terminals
ST-L128 Leased Line Data Terminal (Indoor and X3 Outdoor Units)          *
ST L128 PSU - 220Vac, 3-prong (US standard) power plug                   *
25m Drop Cable with one end connectorised and connector kit              *

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Description                                                             Qty
-------------------------------------------------------------------------------
Sitespan
Hardware / Software Platform                                             *
Sitespan Client / Server License                                         *
Shelf License (per shelf)                                                *
STMON License and Media                                                  *

Misc
System Spares Set                                                        *
CT Installation and Maintainence Tools                                   *
ST Installation Tools                                                    *
Survey Tool                                                              *
Pump-up Mast for Survey Tool                                             *

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                             Detailed Spares List

-------------------------------------------------------------------------------
Description                                                        Qty
-------------------------------------------------------------------------------
CT Rack + RF Plug in cards
EPI PSU                                                             *
X3 - RF Diplexer and LNA                                            *
Combiner Mon                                                        *
Combiner Mon PSU                                                    *
Dual Power Amplifier                                                *

DA Modem Shelf Cards
DA AU card                                                          *
DA SC card                                                          *
DA TU card                                                          *
DA CT RF card (X3 Band)                                             *
DA Modem Card                                                       *
DA Shelf PSU                                                        *

DA Access Concentrator Shelf Cards
DA SC card                                                          *
DA TU card                                                          *
DA Shelf PSU                                                        *


[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   ANNEX B

                                      OF

                             CONTRACT NO. CN99-002



                               AZCOM-ACL PROTOCOL



         PROVISIONING, ENGINEERING, FURNISHING, INSTALLATION, TESTING
                               AND COMMISSIONING


                                    FOR THE


                         ESTABLISHMENT OF A COMPLETE
                        WIRELESS ACCESS SYSTEM NETWORK



                               OCTOBER 25, 1999

                               TABLE OF CONTENTS

        1. Project Description

        2. Definitions

        3. Responsibilities of ACL

                3.1 Supply of Equipment, Spares, Tools & Test Equipment and
                        Documentation

                3.2 Design and Engineering

                3.3 Installation, Testing and Commissioning

                3.4 Foreign and Local Training

                3.5 Emergency Technical Assistance

                3.6 Inland Transportation

                3.7 Storage

        4. Responsibilities of AZCOM

        5. Technical Details

        6. Design Review Meeting

        7. Implementation Schedule

        8. Factory Testing and Inspection

        9. System Acceptance

       10. Maintenance Spares

       11. Tools and Test Equipment

       12. Repair Service

       13. Documentation

       14. Warranty

List of Attachments
        Attachment 1 Scope of Work
        Attachment 2 Network Configuration and Requirements
        Attachment 3 Technical Specifications
        Attachment 4 Interface Configuration
        Attachment 5 Deployment Plan
        Attachment 6 Training Program

                               AZCOM-ACL PROTOCOL

This document defines the technical details of the Scope of Work as well as the responsibilities of AZ COMMUNICATIONS NETWORK INCORPORATED and AIRSPAN COMMUNICATIONS LIMITED in the implementation of the Project covered by Contract No. CN99-002.

1.      PROJECT DESCRIPTION

        This Project covers the design, engineering, supply, installation, testing and commissioning of an integrated turnkey project for the establishment of a complete network. It includes the following:

        1.1.    Base Stations
                The base stations, at X3 Band, shall be capable of supporting the following number of Subscriber Terminals:

Location               Year 1    Year 2  Year 3  Year 4 Year 5 Year 6 Year 7
---------------------------------------------------------------------------
Manila 1                 *          *        *      *      *      *      *
Cavite                   *          *        *      *      *      *      *
Calamba                  *          *        *      *      *      *      *
RBS ???                  *          *        *      *      *      *      *
P. Princesa              *          *        *      *      *      *      *
Batangas                 *          *        *      *      *      *      *
Lucena                   *          *        *      *      *      *      *
Legaspi                  *          *        *      *      *      *      *
Naga                     *          *        *      *      *      *      *
Manila 2                 *          *        *      *      *      *      *
San Fernando, LU         *          *        *      *      *      *      *
Baguio                   *          *        *      *      *      *      *
Dagupan                  *          *        *      *      *      *      *
Angeles                  *          *        *      *      *      *      *
Malolos                  *          *        *      *      *      *      *
Cabanatuan               *          *        *      *      *      *      *
Tarlac                   *          *        *      *      *      *      *
Cebu                     *          *        *      *      *      *      *
Bacolod                  *          *        *      *      *      *      *
Iloilo                   *          *        *      *      *      *      *
Dumaguete                *          *        *      *      *      *      *
Davao                    *          *        *      *      *      *      *
Gen. Santos              *          *        *      *      *      *      *
Iligan                   *          *        *      *      *      *      *
Zamboanga                *          *        *      *      *      *      *
Cagayan de Oro           *          *        *      *      *      *      *
BST 1                    *          *        *      *      *      *      *
BST 2                    *          *        *      *      *      *      *
BST 3                    *          *        *      *      *      *      *
BST 4                    *          *        *      *      *      *      *
BST 5                    *          *        *      *      *      *      *
BST 6                    *          *        *      *      *      *      *
BST 7                    *          *        *      *      *      *      *
BST 8                    *          *        *      *      *      *      *
-------------------------------------------------------------------------------
Increment                *          *        *      *      *      *      *
Cumulative               *          *        *      *      *      *      *
-------------------------------------------------------------------------------

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

        The Network shall be designed to accommodate the above projected growth in capacity. Note that the above does not include allocation for spares.

1.2. Subscriber Terminals using Code Division Multiple Access (CDMA) wireless air interface to connect the subscriber to the Base Station at X3 Band

Location               Year 1  Year 2  Year 3  Year 4  Year 5  Year 6  Year 7 Total
-----------------------------------------------------------------------------------
Manila South             *       *       *       *       *       *       *      *
Cavite                   *       *       *       *       *       *       *      *
Calamba                  *       *       *       *       *       *       *      *
RBS                      *       *       *       *       *       *       *      *
Batangas                 *       *       *       *       *       *       *      *
Legaspi                  *       *       *       *       *       *       *      *
Manila North             *       *       *       *       *       *       *      *
San Fernando, LU         *       *       *       *       *       *       *      *
Angeles                  *       *       *       *       *       *       *      *
Malolos                  *       *       *       *       *       *       *      *
Cabanatuan               *       *       *       *       *       *       *      *
Tarlac                   *       *       *       *       *       *       *      *
Cebu                     *       *       *       *       *       *       *      *
Iloilo                   *       *       *       *       *       *       *      *
Davao                    *       *       *       *       *       *       *      *
Cagayan de Oro           *       *       *       *       *       *       *      *
Baguio                   *       *       *       *       *       *       *      *
Dagupan                  *       *       *       *       *       *       *      *
Bacolod                  *       *       *       *       *       *       *      *
General Santos           *       *       *       *       *       *       *      *
Lucena                   *       *       *       *       *       *       *      *
Naga                     *       *       *       *       *       *       *      *
Iligan                   *       *       *       *       *       *       *      *
Puerto Princesa          *       *       *       *       *       *       *      *
Dumaguete                *       *       *       *       *       *       *      *
Zamboanga                *       *       *       *       *       *       *      *
BST 1                    *       *       *       *       *       *       *      *
BST 2                    *       *       *       *       *       *       *      *
BST 3                    *       *       *       *       *       *       *      *
BST 4                    *       *       *       *       *       *       *      *
BST 5                    *       *       *       *       *       *       *      *
BST 6                    *       *       *       *       *       *       *      *
BST 7                    *       *       *       *       *       *       *      *
BST 8                    *       *       *       *       *       *       *      *
-----------------------------------------------------------------------------------
Total                    *       *       *       *       *       *       *      *

Note that the above does not include allocation for spares.

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

        1.3. Supply of Spares

        1.4. Supply of Maintenance Tools and Test Equipment

        1.5. Documentation

        1.6. Installation, Testing and Commissioning Services

        1.7. Foreign and Local Training Services

        1.8. Inland Transportation and Storage

        1.9. Emergency Technical Assistance

        Please refer to Attachments 1 and 2 for the Scope of Work and Network Configuration and Requirements respectively.

2.      DEFINITIONS

        All defined terms in Contract No. CN99-002, when used in this document, shall have the same meaning as in the Contract stated. The following additional terms shall have the meanings as indicated hereunder:

        Inland Transportation   The delivery of Equipment from the Manila
                                seaport and/or airport to the storage area and Job Sites.

        Installation            The assembly, mounting and wiring of the
                                Equipment and consequently the testing of the Equipment.

        Job Site The premises where the Work shall be performed, but not including the subscriber premises.

        Pre-Acceptance Test     The execution of measurements and the necessary
                                adjustments of the parameters and the
                                performance of the Equipment working as a System before the System Acceptance Test. The test is required to ascertain compliance of the Equipment with the Specifications

        Network The complete configuration of the Equipment from the frame relay switching system, base stations, up to the subscriber terminals providing managed data communication connectivity and other services to the subscribers.

        Ready for Service       The date the Project shall be available for
                                commercial service.

        Site Survey             The exploration of Job Sites to determine the
                                existing conditions.

        System A part or segment of the Network which can be put into workable commercial operation.

        Warranty The written assurance of ACL to AZCOM that the Equipment and Spares delivered by ACL fully complies with the Specifications.

3.      RESPONSIBILITIES OF ACL

        3.1.    Supply of Equipment, Spares, Tools & Test Equipment and
                Documentation

                3.1.1. ACL shall supply and deliver all Equipment necessary to establish, operate and maintain a complete working Network under this Project as described in Section 1 to conform with the applicable provisions of the Technical Specifications (Attachment 3) as contained in this Annex B of Contract No. CN99-002.

                3.1.2. The list of Equipment, Spares and tools and test equipment to be provided are indicated in Annex A.

                3.1.3. All Equipment to be supplied by ACL shall be pre-wired, pre-assembled and tested in the country of origin in accordance with the existing standard practices of the telecommunications organization operating in the said country.

                3.1.4. ACL agrees that all items under Annex A and the attachments to this Protocol are included in the Price and no claim for additional payment on the grounds of omitted items will be entertained. On the basis of the updated/revised bill of materials after detailed engineering, a contract cost adjustment shall be mutually agreed by both parties for any modifications made by AZCOM that shall result to the revision of previously agreed Equipment quantities based on the accepted unit prices offered by ACL. Likewise, corresponding price reduction based on unit prices offered shall be made in case ACL recommends a change or modification resulting in the reduction of Equipment quantities to be provided. However, any expenses caused by modifications and/or changes made by ACL to meet the System performance requirements, circuit requirements and other performance criteria as contained in this Protocol such that said modification and/or changes will result to an increase in Equipment quantity and/or change in types of Equipment/materials and services shall be borne by ACL. However, cost implications due to change in Equipment quantities and services caused by reasons of no fault of ACL shall be mutually discussed and agreed upon by both parties.

        3.2.    Design and Engineering

                3.2.1. ACL shall undertake the design and engineering of the Project as described in Section 1 and shall assume full and overall responsibility of the Equipment to be installed under this Project as to:

                        a. engineering and operational consistency
                        b. functional integration of the Network
                        c. operational and functional interconnection with AZCOM
                           frame relay network in accordance with Attachment 4

                3.2.2. The design and engineering shall include the following among others:

                        a. site survey
                        b. preparation of engineering plans
                        c. preparation of radio frequency plans
                        d. preparation of bill of materials

                3.2.3. Prior to the preparation of the final detailed plans, the preliminary design such as site layout and floor layout for the network node shall be submitted to AZCOM for concurrence one (1) month prior to the commencement of installation (for the first five Systems, it shall be submitted 1 week before installation). AZCOM reserves the right to modify or alter any or all parts of the design. However, in such cases, any changes should be discussed and mutually agreed by both parties so that the original time schedule as per Attachment 5 can be achieved.

                        For the Base Stations and Subscriber Terminals, a common or typical installation document shall be provided for all sites.

                3.2.4. ACL shall supply all the information required for the installation, testing and maintenance of the Equipment.

                3.2.5. ACL shall supply in two (2) sets, all the document necessary for the installation, testing and maintenance, of the Equipment. The installation documents to be provided by ACL for each station/switch location shall include, but shall not be limited to the following:

                        - Equipment Layout Plans
                        - Floor Layout Plans
                        - MDF/DDF and Terminal Block Wiring Plans
                        - Network Configuration Plans
                        - Cabling Plans
                        - Grounding Plans
                        - Power Distribution Plans
                        - Installation Instructions
                        - Interface Configuration

                3.2.6. Two (2) sets of final plans and drawings for each radio station/switch location, bill of materials, and implementation Schedules, shall be submitted to AZCOM prior to the commencement of the Installation for concurrence. AZCOM reserves the right to modify or alter any or all parts of the plan. However in such cases, any changes should be discussed and agreed upon by both parties so that the original time schedule as per Attachment 5 can be achieved.

                3.2.7. All installation plans to be submitted by ACL to AZCOM shall be signed and sealed by a Electronics and Communications Engineer for switching and transmission systems and Electrical Engineer for electrical systems.

                3.2.8. ACL shall provide all grounding connections for the Equipment to be supplied for this Project.

                3.2.9. ACL shall submit to AZCOM within two (2) weeks after signing of this Contract the following Equipment information for each site:

                        - Equipment dimension, weight and floor loading
                        - Equipment AC power consumption
                        - Heat dissipation
                        - Typical Equipment Layouts

        3.3.    Installation, Testing and Commissioning

                3.3.1. ACL shall be responsible for the installation, testing and commissioning of all Equipment to be provided under this Contract.

                3.3.2. Antenna installation and orientation shall also be handled by ACL.

                3.3.3. ACL shall likewise install one (1) Subscriber Terminal per radio channel at the subscriber premises in accordance with the ST Installation Procedure document that will be delivered within two (2) weeks from signing of this Contract. The number of Subscriber Terminals installed by ACL shall in no case be less than twenty five (25).

                3.3.4. ACL shall install, test and commission 48VDC power equipment provided by AZCOM for use of the Equipment. Details of the equipment are provided in Attachment 3.2.

                3.3.5. ACL shall provide the necessary number with the corresponding qualifications of personnel required for the installation of the Equipment. The Installation shall be in accordance with the installation documents and the appropriate Philippine government regulations.

                        The Installation shall include, but not be limited to the following:

                        - Mechanical installation of the system

                        - Interconnection of the Equipment and internal cabling
                        - Interconnection of the Equipment to the AC power
                          supply and ground terminals
                        - Interconnection to AZCOM frame relay network in
                          accordance with Attachment 4

                3.3.6. Other tools and test equipment which may be necessary for the implementation of the project and which are not purchased under this Contract shall be for the account of ACL including all cost and expenses which may be incurred in connection with the importation and re-exportation of ACL's tools and test equipment to and from their place of origin. This excludes specialized tools and equipment required by AZCOM to perform Performance Monitoring.

                3.3.7. ACL shall inform AZCOM of the schedule of Installation, testing and commissioning activities at least one (1) week before the start of each activity.

                3.3.8. ACL shall provide personnel for the entire project implementation period who will coordinate with AZCOM on all activities related to the planning, installation and acceptance testing/commissioning of the complete Equipment as described in Section 1.

                3.3.9. Acceptance test procedures, schedules, dates and standards shall be prepared by ACL and submitted to AZCOM at least two (2) weeks before the scheduled System Acceptance Testing. AZCOM shall signify the concurrence or comments for modification within one (1) week thereafter.

                3.3.10. ACL shall arrange the time-schedule of the installation, commissioning, acceptance testing and other related activities of the entire project and inform AZCOM immediately for any changes. ACL shall submit monthly reports to AZCOM showing actual project status of development in terms of:

                        - Equipment and materials delivery, quantities
                          installed or in storage, location, etc.
                        - Current status of Work
                        - Actual work progress data like percent of completion
                          of the Project or parts
                        - Installed and tested Equipment or System
                        - Summary of test results
                        - Variances and explanations

                3.3.11. ACL shall analyze reasons and consequences of delays and/or advancement of any particular project activity.

                3.3.12. ACL shall inform AZCOM of any problem that may arise prior to or during installation and commissioning.

        3.4.    Foreign and Local Training

                3.4.1. ACL shall provide a suitable, adequate and comprehensive training program for AZCOM engineers, operation and maintenance personnel.

                3.4.2. Foreign training shall be conducted at ACL factory and/or training facility in manufacturer's locality. The following expenses associated in the training program, including instructors' fees; the cost of training materials and venue; lodging; local transportation; shall be for the account of ACL. ACL shall, likewise, provide all necessary assistance to AZCOM's personnel in visa arrangements for the periods of their stay in the manufacturer's locality.

                3.4.3. For the instructor for the local training, ACL shall bear all expenses which includes the cost of travel between ACL's country and the Philippines; and the cost of the instructor's accommodation and subsistence allowance in the Philippines.

                3.4.4.  Training Program

                        3.4.4.1. The training program as described in Attachment
                                 6 should assure AZCOM to be self-sufficient and independent to engineer, install, maintain and operate the System.

                        3.4.4.2. The training course for engineers shall be
                                 aimed towards future engineering of the
                                 Equipment, redimensioning, rearrangement, reconfiguration and expansion of the System, and providing technical support to operation and maintenance group as the need arises.

                        3.4.4.3. The training course for operation and
                                 maintenance personnel shall be aimed towards operation, maintenance and repair of the Equipment to be installed.

                        3.4.4.4. The training course for installation and
                                 testing personnel shall include an overall knowledge of hardware and operational aspects of the Equipment and shall cover the installation practices, acceptance testing, testing operation practices and maintenance standard practices.

-------------------------------------------------------------------------------
Training Course                              No. of  Location  No. of weeks
                                             Trainees
-------------------------------------------------------------------------------
Planning & Engineering/
Operation & Maintenance
-------------------------------------------------------------------------------
Radio Planning                                    6  Foreign   2 days
-------------------------------------------------------------------------------
WAS Eng'g/Oprns/Maint.                            6  Foreign   3 days
-------------------------------------------------------------------------------
Installation & Testing
-------------------------------------------------------------------------------
CT Installation                                   6  Local     1 week
-------------------------------------------------------------------------------
ST Installation                                  10  Local     1 week
-------------------------------------------------------------------------------
Troubleshooting & Repair                          4  Local     1 week
-------------------------------------------------------------------------------

                        3.4.4.5. On-the-job training shall be done in accordance
                                 with the implementation schedule as per
                                 Attachment 5.

                        3.4.4.6. As part of the Installation services, ACL shall
                                 accommodate AZCOM installation and testing personnel to participate in the installation and testing.

                        3.4.4.7. ACL shall provide the corresponding instruction
                                 aids (slides, transparencies and the like) and training manuals for use of AZCOM.

                        3.4.4.8. ACL shall make available the presence of
                                 qualified trainer expert on the topics
                                 mentioned in Attachment 6.

                        3.4.4.9. The language of instruction shall be in English
                                 and all instructors shall be proficient in both written and spoken English. AZCOM reserves the right to request immediate replacement if any instructors is found to be deficient.

        3.5.    Emergency Technical Assistance

                ACL shall provide emergency technical assistance to AZCOM during the Warranty Period, which shall include the following:

                3.5.1. A technical assistance office, which shall be responsible for the emergency technical assistance obligations, shall be located in Manila for the duration of the technical assistance period.

                3.5.2. ACL shall provide emergency technical assistance for both hardware and software as required by AZCOM within two (2) hours of a request for such assistance. The two
                        (2) hour response requirement applies at any time other than normal duty hours. ACL's technical assistance representative shall ensure availability at all times for recall. The technical assistance shall be initially conducted from Manila office by means of verbal advices or written instructions to AZCOM employees in charge of the System operation. If within two (2) hours after such consultation, the System cannot be put into normal operation, or if the faulty part cannot be identified, ACL's expert shall be on the respective site within twenty four (24) hours to provide on-site technical assistance.

                3.5.3. The technical assistance shall include the following services:

                        3.5.3.1. Technical assistance in a manner such that
                                 AZCOM will progressively become qualified in maintaining and operating the Equipment.

                        3.5.3.2. Assist in troubleshooting, correcting
                                 deficiencies, inspection, and use of on site test equipment.

                        3.5.3.3. Assist AZCOM in test and analysis to determine
                                 defective components and shipment of defective components to ACL's plant for repair.

                        3.5.3.4. Maintain records of all technical assistance
                                 performed, and submit monthly reports of the same to AZCOM.

                        3.5.3.5. Propose maintenance support scheme for both
                                 hardware and software. Define routine and corrective maintenance routines for any System.

                        3.5.3.6. Provide software support on the Equipment at no
                                 cost to AZCOM and shall assist with regard to establishment of AZCOM's own software specialist group and software support facilities.

                        3.5.3.7. Provide, at no cost to AZCOM during the
                                 warranty period, software updates as and when introduced by ACL for use in connection with the offered Equipment. A software update means an error corrected version without change of features of the last release delivered.

                        3.5.3.8. Provide assistance in the design work
                                 particularly in the introduction of new
                                 techniques for sub-systems to be interfaced with other types of equipment or any other future engineering requirements.

                        3.5.3.9. Provide assistance for the reconfiguration and
                                 the necessary documentation for such
                                 reconfiguration.

                        3.5.3.10.The technical assistance shall supplement the
                                 performance of AZCOM's operations and
                                 maintenance personnel to ensure effective
                                 "operation and maintenance" of the System. This includes, subject to AZCOM's approval, setting up specific operation and maintenance methods, procedures and conventions, and assistance during implementation.

                        3.5.3.1l.Coordination of supplemental schedules,
                                 services and supplies including suggestions, shall be by monthly review meetings in Manila. Emergency co-ordination shall be by the most expeditious means.

        3.6.    Inland Transportation

                3.6.1. ACL shall provide at its own expense the necessary vehicle for the transportation of its personnel in the Philippines.

                3.6.2. ACL shall provide at its own expense the necessary inland transportation to deliver the supplied Equipment from ACL's storage area to Job Sites. All risks involved in the transportation and storage of the Equipment shall be ACL's responsibility.

        3.7.    Storage

                Storage of all supplied items under Contract No. CN99-002 shall be the responsibility of ACL. The security and store keeping of materials and Equipment shall also be the responsibility of ACL.

4.      RESPONSIBILITIES OF AZCOM

        4.1. AZCOM under ACL's supervision shall be responsible for the System Acceptance of the Equipment under this Agreement.

        4.2.    AZCOM shall provide the following:

                4.2.1. Building space for Equipment and facilities like electrical, air conditioning/ventilation and other building requirements mutually agreed by AZCOM and ACL.

                4.2.2.  Security for Equipment at the Job Site.

                4.2.3. AC power including the necessary mains and ground connections in the main distribution panel.

                4.2.4.  Installation of DDF and patch panel provided by ACL.

                4.2.5. The necessary plans of the equipment rooms with data about positions of Equipment as well as outlets of central main current and grounding connections which are necessary for the project and construction planning.

                4.2.6. Assistance to ACL's survey personnel in determining the local information necessary for station planning.

                4.2.7. Custom clearance of the deliveries on best efforts basis. ACL shall inform AZCOM about its deliveries as quickly as possible.

                4.2.8. Vehicles necessary for the transportation of personnel of AZCOM during the entire Work.

                4.2.9. Necessary data on existing facilities required by ACL for the Project and construction planning such as floor plan/equipment layouts of stations.

                4.2.10. AZCOM shall favorably endorse ACL's applications for the necessary visas and work permits of its personnel.

                4.2.11. AZCOM shall provide to ACL for each System anomaly reports in accordance with the procedure to be agreed upon by both parties after the start of technical assistance.

                4.2.12. AZCOM shall perform regular System maintenance as
                        required under ACL's maintenance recommendation.

5.      TECHNICAL DETAILS

        5.1. The Equipment shall have sufficient flexibility to accommodate future growth, introduction of new services, and for subscribers to modify services to meet their needs. The system architecture shall meet all the relevant international recommendations, and use of industry standards operating system that allows commercial software to be used for the service management system. Its architecture shall aim for open network provisioning and multi-vendor environment.

        5.2. The Equipment shall be able to economically permit expansion of the Network without degradation or interruption of service. Such expansion maybe due to Network growth or due to increase in loading resulting from changes in traffic pattern.

        5.3. The Equipment shall also conform with the provisions of the latest issue of the Electronics Code of the Philippines and shall be designed considering the Philippine's environmental conditions.

        5.4. ACL shall ensure that the Equipment and materials delivered under this Project shall conform with the latest international and national standards and the Technical Specifications detailed in Attachment 3.

        5.5. The Network shall comply with the following availability percentages:

                --------------------------------------------------------------
                Distance of ST from CT                  Availability
                --------------------------------------------------------------

                Within 2 Kms                            99.86%

                Within 2 to 5 Kms                       99.7%

                Within 5 to 15 Kms                      99.5%

                --------------------------------------------------------------

                The above availability percentages include effects of equipment reliability, equipment failure rate and atmospheric effects.

6.      DESIGN REVIEW MEETING

        6.1. The first design review meeting will be held in Manila three (3) weeks after signing of this Contract or at any other time mutually agreed by both parties.

        6.2. All technical details necessary for the implementation shall be discussed and mutually agreed upon by both parties during the design review meeting.

        6.3.    Other design review meetings may be held according to necessity.

        6.4. The schedules of other meetings will be discussed and mutually agreed upon by both parties.

        6.5. Any change in the implementation Schedule proposed by AZCOM and ACL shall be discussed and mutually agreed upon by both parties.

        6.6. The foreign training schedule shall be discussed and mutually agreed upon by both Parties.

7.      IMPLEMENTATION SCHEDULE

        7.1. Details of the proposed time schedule for the design and engineering, manufacturing, delivery, installation, testing, commissioning and acceptance shall be in accordance with Attachment 5.

        7.2. ACL shall be responsible for the timely delivery of the Equipment and shall ensure that the time schedule in accordance with Attachment 5 is followed strictly.

8.      FACTORY TESTING AND INSPECTION

        8.1. Two (2) representatives of AZCOM shall witness factory test of the Equipment for a period of three (3) calendar days, at ACL's designated factories/plants. ACL shall provide all necessary assistance to AZCOM's representatives in visa arrangements for the period of their stay in the Manufacturer's locality.

        8.2. ACL shall give an advance notice of at least two (2) weeks (or other mutually agreed upon time) prior to factory testing and submit to AZCOM the test/inspection procedures also at least two
                (2) weeks prior to the same.

9.      SYSTEM ACCEPTANCE

        9.1.    System Acceptance

                9.1.1. On the completion of the Installation of the Equipment and, when a System is in ACL's opinion has been substantially completed, ACL shall give five (5) days prior written notice to AZCOM regarding its intention to commence the System Acceptance Test.

        9.1.2. Substantial completion shall mean that except for some minor deficiencies (which are enumerated below), all the materials, equipment and accessories have been properly installed or constructed, and the technical requirements and specifications are fully complied. Minor deficiencies shall be limited to the following and shall be corrected by ACL within three (3) months, starting from the issuance of System Acceptance Certificate.

                a. Minor faults or defects that will not affect the System's normal operation.

                b. Defective modules/units which are not service affecting that are immediately replaceable from spare parts pool.

                c. Lacking spare modules/units and accessories at site. Spare modules mean initially un-assigned modules/units and/or assigned modules/units not affecting the project execution at any of the sites.

                d. Incomplete equipment/distributor labelling, instruction booklets, As-Built drawings and documentation.

        9.1.3. One (1) copy of the agreed test documents shall be made available to AZCOM two (2) weeks prior to the commencement of the System Acceptance Test.

        9.1.4. The System Acceptance Tests on completely installed Systems shall be performed by AZCOM, under the supervision of ACL in accordance with the agreed Acceptance Test Program.

                Test shall include but not be limited to:

                a. visual inspection;

                b. review of the factory test results;

                c. tests to verify that technical performance is in compliance with the Specifications;

                d. end-to-end link test;

        9.1.5. After the completion of the above tests, AZCOM, as part of the System Acceptance Test, shall continuously observe and monitor for forty eight (48) days the stability of the performance of the overall System which is hereinafter called "stability testing".

                During this period, no adjustment shall be made on any part of the System. Should there be any fluctuation in the parameters observed in any section of the System, the cause of the fluctuation shall be investigated and the faults causing such abnormalities shall be promptly rectified by ACL to meet the Specifications and the requirements of the Contract. After rectification of the faults, the stability testing shall be continuously observed and monitored for seven (7) consecutive days and shall be repeated and cease only when the overall System has attained the level of stability in its performance in accordance with the Specifications and the requirements of the contract.

        9.1.6. Any incomplete or unsatisfactory aspect of the System or of the performance thereof shall be dealt with in accordance with the following:

                9.1.6.1. In the event that the results of System Acceptance
                         Tests carried out are not in accordance with the requirements of the Contract, action shall be taken by ACL to locate and isolate the faults.

                9.1.6.2. Any faults located by ACL or notified to ACL by AZCOM shall be rectified promptly by ACL.

                9.1.6.3. Each corrective action shall be performed by ACL and witnessed by AZCOM. A detailed written report containing particulars relating to the faults together with the results of the re-testing shall be submitted to AZCOM immediately after the corrective actions.

                9.1.6.4. ACL shall recommend the Equipment for re-testing only when all faults have been corrected to meet the requirement of the Contract. AZCOM may also perform additional tests it deems necessary. Such additional test procedures shall be agreed upon by both parties.

                9.1.6.5. The rectification of any particulars referred to in this clause shall be carried out by ACL at its own expense and effected promptly upon receipt of notice thereof.

                9.1.6.6. If ACL fails to rectify any such particulars within a reasonable time, AZCOM may elect to have any or all of such particulars rectified through other means. In which event ACL shall compensate AZCOM, within the limits of ACL's liability under the Contract, for all losses, damages, costs, charges, and expenses which AZCOM may sustain by reason of ACL's failure to effect the necessary corrective measures on the particulars referred to.

        9.1.7. Each System will be initially accepted after ACL has demonstrated to AZCOM that all the requirements of the Specifications have been complied with, and provided that the result shows that:

                a. the System is functioning properly according to the technical specifications; and

                b. the requirements of the Contract have been met.

                In which event, ACL will be granted by AZCOM a certificate of System Acceptance five (5) days from the date of System Acceptance. The date of the certificate shall be the completion date of the stability test.

        9.1.8. In the event that AZCOM does not grant a certificate of System Acceptance but nevertheless AZCOM and ACL mutually agree in writing that the System can be put in commercial service, ACL shall issue a waiver on their rights for the issuance of System Acceptance certificate up to a certain period of time. Such shall not relieve ACL of his responsibility under this Contract and ACL shall continue to be responsible for any damage attributable to any part of the System which requires corrective action.

        9.1.9. Items requiring corrective actions and items not provided shall be jointly identified by AZCOM and ACL. When the outstanding corrective action has been taken and the outstanding items delivered and approved by AZCOM in writing, a certificate of System Acceptance will be granted.

        9.1.10. After the execution of the System Acceptance Test protocol, the representative from AZCOM shall indicate the outcome of each test. Providing there are no major failures, the representative of AZCOM shall sign and date the test protocol, indicating that the System is acceptable.

9.2.    Performance Monitoring

        During the Warranty Period the Network shall be, at AZCOM's discretion, tested to ensure that the System performance is in line with the System specifications.

        These tests shall be as follows:

        - System Functionality Tests
        - Long Term BER Tests
        - Output Power Measurements on the Base Station

        Before any test is conducted, AZCOM shall notify ACL two weeks in advance that a test is to be conducted. ACL shall have the option of being present at any test. If a test is conducted whilst ACL is not present and the results are a failure, AZCOM shall notify ACL so that the test can be repeated after an investigation by ACL. If the test fails again ACL shall be given 30 days to apply corrective action. If after 30 days no corrective action has been taken or a subsequent test again fails, the System under test shall be deemed to have failed Performance Monitoring and the Warranty Period shall be extended.

        Once a system has failed Performance Monitoring ACL shall be required to take corrective action, including the complete replacement of the System in question.

        The System Functionality tests as defined by AZCOM may include, but are not limited to the following:

        - System Installation and Service Provisioning
        - System Connectivity: 64kbit/s and 128kbit/s Leased Line Data
          Services
        - Network Management System functionality test

        The Long Term BER Test shall be:
        - 168 hour BER. A Pass shall be when the average BER is better than 10/-7/.

        The Output Power Test shall be:
        - CT Output Power is within 1.5dB of commissioned level.

        (Commissioned values are as defined within the Acceptance Test Protocol/ Results)

9.3.    Acceptance for Spares and Tools and Test Equipment

        9.3.1. The Spares shall be accepted prior to the System Acceptance Test of the last System, while the Acceptance Test of tools and test equipment shall be conducted prior to their delivery to AZCOM's warehouse.

        9.3.2. Acceptance test for Spares and tools and test equipment shall be conducted according to the agreed test procedures which shall be submitted by ACL to AZCOM six (6) weeks prior to acceptance test.

        9.3.3. This test shall be conducted once and shall be considered as final. After passing the acceptance test successfully, acceptance certificate for Spares and tools and test equipment shall be issued within two (2) weeks therefrom. If AZCOM does not issue the said certificate within two (2) weeks for reasons not attributable to the fault of ACL, the acceptance certificate shall be deemed to have been issued by AZCOM.

        9.3.4. Warranty of Spares, tools and test equipment shall be for eighteen (18) months from the date of Acceptance.

9.4.    Subscriber Terminal Acceptance Test

        Upon the delivery of the Subscriber Terminals to ACL's warehouse in the Philippines, an acceptance test shall be performed. After a successful ST Acceptance Test and subsequent issuance of an Acceptance Test Certificate by AZCOM the Warranty Period on the subscriber terminals shall start.

        The Subscriber Terminal Acceptance Test shall be in two parts. The second test shall only be undertaken if the first test fails.

        The first test shall be a sample test. AZCOM shall randomly select 4% of subscriber terminals within a delivery batch. These terminals shall be tested for normal leased line data operation, and be given a 60-minute BER test conducted over the air. The BER results shall be better than 10 /-7/.

        If during this first test more than 20% of the terminals fail, the second test shall be performed. If less than 20% of the terminals fail the whole batch of Subscriber Terminals shall be accepted and a successful acceptance test certificate issued.

        The second test shall be a complete test of all the subscriber terminals. This test shall be for normal leased line data operation, and include a 60-minute BER test conducted over the air. The BER results shall be better than 10 /-7/. Only Subscriber Terminals that pass this test shall be accepted by AZCOM.

10. MAINTENANCE SPARES

        10.1. The supply of the Spares at reasonable costs shall be available for a period of ten (10) years from the date of the System Acceptance of the last System. If the manufacture of any of the Spares ceases due to technical development, ACL shall supply equivalent replacement parts together with the accessories, if needed, at reasonable cost. The ordering procedure shall be included in the system documentation.

        10.2. ACL shall guarantee that the quantity of spare parts to be supplied with the main Equipment will be sufficient during the Warranty Period. If the quantity is not sufficient for the said period due to equipment failures caused by faulty design and manufacturing defects, ACL shall supply at its own cost or at no cost to AZCOM the additional Spares required to cover the shortfall.

        10.3. The list of Spares to be supplied should fully identify the item to facilitate future ordering. It should be possible in the future to order the needed parts with no prior agreement with ACL.

        10.4. In case Spares will be used during installation and commissioning, ACL shall replenish the same prior to the acceptance test of the Spares at no cost to AZCOM.

        10.5. All Spares used during the Warranty Period shall be replenished by ACL within one (1) month at no cost to AZCOM.

11.     TOOLS AND TEST EQUIPMENT

        Tools and test equipment to be supplied for the Equipment shall be in accordance with Annex A. The tools and test equipment provided under this Contract shall be made available for testing and acceptance work without any hindrance up to the acceptance of the last System.

12.     REPAIR SERVICE

        ACL shall guarantee the availability of repair services after Warranty Period for all repairable Equipment supplied under Contract No. CN99-
        002. The procedures for repair service including turn around time for each item shall be mutually agreed upon by the Parties within two (2) weeks from signing of this Contract.

13.     DOCUMENTATION

        ACL shall provide the installation documents, operation and maintenance manuals and brochures of all Equipment installed within two (2) weeks from signing of this Contract. Two (2) complete sets of such documents/manuals shall also be provided to Engineering and Operation and Maintenance groups. All documentation shall be written in English.

14.     WARRANTY

        14.1. ACL shall be fully responsible for the proper functioning of all the Systems covered under this Contract during the period from System Acceptance up to the end of the Warranty Period.

        14.2. During the Warranty Period, ACL shall promptly replace/repair defective parts at no cost to AZCOM.

        AZCOM and ACL agree that any matter not covered by this protocol shall be discussed and mutually resolved in good spirit for the benefit of the successful implementation of the Project.

        For: AZCOM                              For: ACL


        --------------------------------        ------------------------------


        --------------------------------        ------------------------------

                              LIST OF ATTACHMENTS

Attachment 1    Scope of Work

Attachment 2    Network Configuration and Requirements

                1. Typical Base Station Diagram

                2. Typical Subscriber Terminal Diagram

                3. WAS Network Diagram

                4. AZCOM Network Diagram

Attachment 3    Technical Specification

                3.1 Wireless Access Network

                    3.1.1 ETSI EN301 124 Specifications

                    3.1.2 Airspan Frequency Plan

                    3.1.3 Technical Reference/Brochure

                3.2 DC Power Supply

Attachment 4    Interface Configuration

Attachment 5    Deployment Plan

Attachment 6    Training Program

                                 ATTACHMENT 1

                                 SCOPE OF WORK

====================================================================================================
     DESCRIPTION                                                                 RESPONSIBILITY OF
====================================================================================================
 A   GENERAL
---------------------------------------------------------------------------------------------------

      1  Building Works                                                              AZCOM
---------------------------------------------------------------------------------------------------
      2  Security for base station and NOC area                                      AZCOM
---------------------------------------------------------------------------------------------------
      3  Provision of technical data and necessary drawings                          AZCOM
           to buildings and infrastructure requirements
---------------------------------------------------------------------------------------------------
      4  Provision of facilities like electrical,                                    AZCOM
           air-conditioning/ventilation
---------------------------------------------------------------------------------------------------
      5  Provision of AC power including necessary mains                             AZCOM
           connection in the main distribution panel and grounding bus bars
---------------------------------------------------------------------------------------------------
      6  Provision and installation of power cable connecting                        ACL
           ACL's equipment to AZCOM supplied rectifiers and to the AZCOM supplied Main distribution panel
---------------------------------------------------------------------------------------------------
      7  Supply and installation of towers per design of ACL                         AZCOM
---------------------------------------------------------------------------------------------------
      8  Supply and installation of generator sets and UPS                           AZCOM
---------------------------------------------------------------------------------------------------
      9  Installation of ACL supplied STs                                            AZCOM

---------------------------------------------------------------------------------------------------
 B   EQUIPMENT SUPPLY, INSTALLATION AND TESTING
---------------------------------------------------------------------------------------------------
      1  Conduct of site survey for all sites and radio survey                       ACL
           for Metro Manila
---------------------------------------------------------------------------------------------------
      2  Application of Frequency permit from the government                        AZCOM
           with the assistance of ACL
---------------------------------------------------------------------------------------------------
      3  Supply of Equipment and installation materials according                    ACL
           to the Contract
---------------------------------------------------------------------------------------------------
      4  Provision of Installation tools and test equipment                          ACL
---------------------------------------------------------------------------------------------------
      5  Customs clearance                                                          AZCOM
---------------------------------------------------------------------------------------------------
      6  Loading and unloading of the Equipment to the Job Sites                     ACL
---------------------------------------------------------------------------------------------------
      7  Storage and warehousing                                                     ACL
---------------------------------------------------------------------------------------------------
      8  Dispose of packing materials of equipment                                   ACL
---------------------------------------------------------------------------------------------------
      9  Provision of vehicles needed for the transportation of                      ACL
           the Equipment, personnel, tools and test equipment
---------------------------------------------------------------------------------------------------
     10  Provision of 19" rack mountable DDF terminal blocks and                     ACL
           patch panels for ITU G.703 interface
---------------------------------------------------------------------------------------------------
     11  Connection of ACL equipment to DDF terminal blocks and                      ACL
           patch panels in #10 above
---------------------------------------------------------------------------------------------------
     12  Installation of DDF terminal blocks and patch panels in                    AZCOM
           19" racks
---------------------------------------------------------------------------------------------------
     13  Supply and installation of the internal cables and                          ACL
           equipment wiring
---------------------------------------------------------------------------------------------------
     14  Supply and installation of equipment listed in Annex A                      ACL
           per specifications in Annex B
---------------------------------------------------------------------------------------------------
     15  Supply, installation and mounting of antenna for all the                    ACL
           radio equipment in the base stations
---------------------------------------------------------------------------------------------------
     16  Supply and installation of feeder cables for base                           ACL
           station RF equipment
---------------------------------------------------------------------------------------------------
     17  Provision and installation of TCP/IP-RS232 converters                       ACL
           for NMS connections
---------------------------------------------------------------------------------------------------
     18  Supply of 48VDC Lorain Vortex rectifiers                                AZCOM / PPMC
---------------------------------------------------------------------------------------------------
     19  Installation, test and commissioning of AZCOM provided                       ACL
           rectifiers
---------------------------------------------------------------------------------------------------
     20  Conduct of the Acceptance Testing and Commissioning                     AZCOM / ACL
---------------------------------------------------------------------------------------------------

ATTACHMENT 2 AZCOM
NETWORK DIAGRAM
                              (5-year projection)

128k CAVITE

128k        CALAMBA

256k        STA. ROSA

128k        PUERTO P.

128k        BATANGAS

32k LUCENA

64k         LEGASPI

            32k NAGA

128k        BACOLOD

128k ILOILO

32k DUMAGUETE

MNL1                                                           MNL2
1024k                                                          768k


MNL1 (S)                   2Mbit/s                       MNL2 (N)
384 kbit/s    128kbit/s                                  256kbit/s     64kbit/s

CEBU          256kbit/s                                  128kbit/s     384kbit/s
                                    128kbit/s
              768k                             256k DAVAO
              CEBU

SFU 128k

BAGUIO 64k

DAGUPAN 128k

ANGELES 128k

MALOLOS 256k

CABANATUAN 64k

TARLAC 128k


GENSAN 128k

ILIGAN 32k

ZAMBO 64k

CDO 256k

LEGEND :    VSAT
            TERRESTRIAL
            LEASED FACILITY

                                 Attachment 3:
                        Technical Reference / Brochure

[GRAPHIC          Airspan AS4000 Wireless Fixed Access System
APPEARS
HERE]    Airspan's Point-to-multipoint systems providing 'better than copper' service quality

                 ____________________________________________

General Description                                                   System Features
Airspan's AS4000 range of wireless access systems                     .  CDMA-based Wireless Fixed Access (WFA) System
provide robust, broadband CDMA for a telecommunication
service provider's local access network.                              .  Supports a full range of telecommunication services:
                                                                         telephony, fax, in-band data modems, leased line data
These systems enable 32kbit/s and 64 kbit/s telephony,                   and basic rate ISDN
56 kbit/s modem connectivity, 2B+D ISDN, 128 kbit/s leased
lines, and internet solutions for business and residential            .  Full public network compatibility, with low delay and
applications.                                                            full service transparency

Designed to provide near line-of-sight wide-area                      .  Highly efficient use of radio spectrum
coverage, the systems operate over distances up to 25km.
                                                                      .  Inherently secure radio interface
AS4000 systems connect to the telephony network via a
standard local exchange/central office switch interface,              .  Simple to install, operate and maintain
and to data and packet networks using standard 2Mbits
and 1.5Mbps interface technologies.                                   .  Meets ETSI TM4 P-MP DS-CDMA Specification (ETS 301 055)

A wide range of ST types are available. These include units for       .  Operates in numerous bands between 1.35 to 4.0 GHz
analogue telephony (single, dual, four and multi-line variants);
128kbit/s digital leased lines; Basic Rate ISDN; and packet           .  Supports up to 2000 64kbit/s telephony lines per cell
data terminals. The ST comprises a compact and unobtrusive radio unit which is mounted externally at the end-user's premises, a drop cable that connects the radio unit to an internal unit, and regular network termination points. The radio unit includes an integrated flat-plate antenna that can be installed and maintained without any specialist radio knowledge.

Airspan's Radio Base Stations are named "Central Terminals" (CTs).
These provide the radio link to the Subscriber Terminals (ST) which are deployed at the end-users' locations. In addition the CTs provide connectivity to an operator's switch, to an Access
Concentrator (AC) for "Demand Assigned" operation, or to datacomms equipment. Network interfaces supported include 2-Wire VF, 2Mbits
G.703 with CAS in TS16, DASS2, DSS1, V5.1 or V5.2 signalling schemes.
T1 (1.5Mbit/s) interfaces and signalling schemes are also supported.

System Management is provided through craft terminals, distributed scaleable PC solutions and/or a TMN (M.3010) Element Manager (SMP), which provides a full Q3 interface to higher network layers.

                                 Attachment 3:
                        Technical Reference / Brochure

System Benefits

     .  Minimises initial capital outlay

     .  Reduces the cost of deploying longer or difficult loops

     .  Permits rapid construction of networks

     .  Can be "re-deployed" when copper or fibre systems arrive,    [GRAPHIC
        reducing capital costs                                        APPEARS
                                                                      HERE]
     . Can be deployed as an overlay network providing premium services

     .  Provides 'better than copper' service quality

     . Provides a cost efficient backhaul alternative for cellular / cordless networks, e.g. GSM/DECT/PHS

     . Provides a cost-effective solution to relieve feeder congestion.

Deployment
Airspan AS4000 systems may be deployed either stand-alone or in conjunction with other access technologies, and are currently operational in more than 30 operators' networks world-wide.

The CT equipment is modular in design, which allows a high degree of flexibility for provision of multiple services, for cost effective initial provisioning, and for easy system expansion. The modular nature of the equipment also enables fast installation and maintenance, and minimises spares inventories.

The design of the subscriber units enables fast installation by a non-specialist workforce.

The following pictures show examples of AS4000 equipment and deployments.

                                 Attachment 3:
                        Technical Reference / Brochure


External CRU                                      External CRU

[EXTERNAL                                         [EXTERNAL
 CRU GRAPHIC                                       CRU GRAPHIC
 APPEARS HERE]                                     APPEARS HERE]

ST Antenna                                        Internal Subscriber Terminal

[ST ANTENNA                                       [INTERNAL SUBSCRIBER
 GRAPHIC                                           TERMINAL GRAPHIC
 APPEARS HERE]                                     APPEARS HERE]

System Architecture
The following diagram shows the various elements in an Airspan AS4000 deployment.

Note that the CT sites are usually at remote locations (chosen for their radio coverage) and the traffic is then backhauled to the switch using point-to-point radio or fibre links.

Fixed Assigned System Architecture

                                 Attachment 3:
                        Technical Reference / Brochure


                      [DIAGRAM DEPICTING AS4000 SYSTEM]

-----------------------------------------------------------
CT:  Central Terminal (Base Station)

          - Antenna Systems (Omni, Sectored)

ST:  Subscriber Terminal

          - External Antenna
          - External CRU
          - External or Internal PSU

CRU: Customer Radio Unit (external)

SC:  Sitespan (AS8100) Craft terminal

EM:  AS8300 TMN Management System (Element Manager)
-----------------------------------------------------------

In "Demand Assigned" (DA) operation the addition of an "Access Concentrator"
(AC) provides the traffic concentration functions and allows flexible interfacing to the host switching network. This is normally located at the switch site and allows the traffic from multiple CTs at a number of separate sites to presented on unified interfaces to the switch.

The following diagram shows the DA architecture:

                                 Attachment 3:
                        Technical Reference / Brochure


                      [DIAGRAM DEPICTING AS4000 SYSTEM]


------------------------------------------------------------------------
AC:  Access Concentrator (required for Demand Assigned operation only)

CT:  Central Terminal (Base Station)

          - Antenna Systems (Omni, Sectored)

ST:  Subscriber Terminal

          - External Antenna
          - External CRU
          - External or Internal PSU

CRU: Customer Radio Unit (external)

SC:  Sitespan (AS8100) Craft terminal

EM:  AS8300 TMN Management System (Element Manager)
-----------------------------------------------------------------------

Detailed Specification
Radio Interface          Point to Multipoint Direct Sequence Spread Spectrum
                         Code Division Multiple Access

Typical Service Area     Rural: 15 - 25 km
                         Suburban: 5 - 15 km
                         Urban: 2 - 5 km

Capacity                 Fixed Assigned:
                         30 x 64 kb/s per RF channel, up to 4 RFs per CT, up to 3 CTs per cell

                         Demand Assigned:
                         26 x 64 kb/s per RF channel, typically 2000 lines per CT at 1% Gos, 70 mErlang per line.

Frequency                Channel plans available in 1.35 - 3.6 GHz range in
                         accordance with ITU-R and CEPT plans for Fixed Wireless
                         Services

Deployment               Cellular style frequency re-use ranging from N=3 for
                         omni-cells, to N=1 for sectored cells

Transmission Parameters  RF Power: CT and ST: +21 dBm link

Power Control            60 dB on uplink

RF Modulation            QPSK/DQPSK

                                 Attachment 3:
                        Technical Reference / Brochure

RF Modulation                 QPSK/DQPSK

Link BER                      1 x 10/-7/ or better

Sensitivity                   -98 dBm (fully loaded)

Transmission Delay            Less than 1ms (fixed assigned operation)

Antenna Gains                 CT Omni: +10 dBi
                              CT 65 deg directional: +16.5 dBi
                              ST 30 deg directional: +10 dBi

Network Interfaces            Physical:
                              Two wire analogue VF; 2 Mbit/s G.703/4 (E1) or
                              1.5Mbit/s (T1)

                              Signalling:
                              2 or 4 bit CAS or V5.1 / V5.2

Subscriber Interfaces         Analogue two-wire telephony
                              Basic Rate ISDN (S-interface - Euro ISDN) n x 64 kb/s in G.703 (optional X.21 and V.35)

Physical and Environmental    Rack:
                              2200mm x 300mm x 600mm (ETS 300 119)

                              Power:
                              -24 to -70 VDC

                              Temperature:
                              CT: -5 to +45 deg C (no forced cooling)
                              ST: -30 to +50 deg C

                              Humidity:
                              95% at 40 deg C

                              Wind speed:
                              200 km/hr

                              Ice accumulation:
                              less than 10mm

                              EMC:
                              EN 55022 Class A

 Year 2000 compliance         The AS4000 system is fully Y2k compliant. See
                              statement.
                              ---------

                                 ATTACHMENT 4

                       Airspan Frequency Range - X3 Band

                          F1                      3457.25
                          F2                      3460.75
                          F3                      3464.25
                          F4                      3467.75
                          F5                      3471.25
                          F6                      3474.75
                          F7                      3478.25
                          F8                      3481.75
                          F9                      3485.25
Uplink (ST to CT)         F10                     3488.75
                          F11                     3492.25
                          F12                     3495.75

 = 3502 MHz
F\\o\\

                          F1'                       3557.25
                          F2'                       3560.75
                          F3'                       3564.25
                          F4'                       3567.75
                          F5'                       3571.25
                          F6'                       3574.75
                          F7'                       3578.25
                          F8'                       3581.75
                          F9'                       3585.25
                          F10'                      3588.75
Downlink (CT to ST)       F11'                      3592.25
                          F12'                      3595.75

100MHz  Duplex Spacing (TX to RX)

 .  CEPT / ERC / Rec. 14-03E (Turku 1996)
   - 3.5 MHz channelisation, with 100 MHz Duplex spacing
   - `X3' Plan implements top 12 of 25 RF channels.

                         Attachment 5: Deployment Plan

---------------------------------------------------------------------------------------------------------------------------------
Location
                               Nov-1999  Dec-1999  Jan-2000  Feb-2000  Mar-2000  Apr-2000  May-2000  Jun-2000  Jul-2000  Aug-2000
----------------------------------------------------------------------------------------------------------------------------------
1    Manila 1 (DPC)            *                                                                               *
----------------------------------------------------------------------------------------------------------------------------------
2    Manila 2 (Kalookan)       *                                                                                         *
----------------------------------------------------------------------------------------------------------------------------------
3    Cebu                                *
----------------------------------------------------------------------------------------------------------------------------------
4    Davao                                         *
----------------------------------------------------------------------------------------------------------------------------------
5    San Fernando, La Union                        *
----------------------------------------------------------------------------------------------------------------------------------
6    Legaspi                                       *
----------------------------------------------------------------------------------------------------------------------------------
7    Cagayan de Oro                                          *                                                           *
----------------------------------------------------------------------------------------------------------------------------------
8    Calamba                             *
----------------------------------------------------------------------------------------------------------------------------------
9    Batangas                                                *
----------------------------------------------------------------------------------------------------------------------------------
10   Angeles                                                 *
----------------------------------------------------------------------------------------------------------------------------------
11   Malolos                                                           *
----------------------------------------------------------------------------------------------------------------------------------
12   Cabanatuan                                                        *
----------------------------------------------------------------------------------------------------------------------------------
13   Tarlac                                                                      *
----------------------------------------------------------------------------------------------------------------------------------
14   Cavite                              *
----------------------------------------------------------------------------------------------------------------------------------
15   Iloilo                                                                                *
----------------------------------------------------------------------------------------------------------------------------------
16   RBS???                                                                                *
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
17   Bacolod
----------------------------------------------------------------------------------------------------------------------------------
18   General Santos
----------------------------------------------------------------------------------------------------------------------------------
19   Baguio
----------------------------------------------------------------------------------------------------------------------------------
20   Dagupan
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

Subscriber Terminals
----------------------------------------------------------------------------------------------------------------------------------
     Incremental               *         *         *         *         *         *         *         *         *         *
----------------------------------------------------------------------------------------------------------------------------------
     Cummulative               *         *         *         *         *         *         *         *         *         *
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

Base Stations
----------------------------------------------------------------------------------------------------------------------------------
     Incremental               *         *         *         *         *         *         *         *         *         *
----------------------------------------------------------------------------------------------------------------------------------
     Cummulative               *         *         *         *         *         *         *         *         *         *
----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
Location                                                                                             Total
                               Sep-2000  Oct-2000  Nov-2000  Dec-2000  Jan-2001  Feb-2001  Mar-2001
---------------------------------------------------------------------------------------------------------------
1    Manila 1 (DPC)                                                                                  *
-------------------------------------------------------------------------------------------------------------
2    Manila 2 (Kalookan)                                                                             *
-------------------------------------------------------------------------------------------------------------
3    Cebu                      *                                                                     *
-------------------------------------------------------------------------------------------------------------
4    Davao                               *                                                           *
-------------------------------------------------------------------------------------------------------------
5    San Fernando, La Union                                                                          *
-------------------------------------------------------------------------------------------------------------
6    Legaspi                                                                                         *
-------------------------------------------------------------------------------------------------------------
7    Cagayan de Oro                                                                                  *
-------------------------------------------------------------------------------------------------------------
8    Calamba                             *                                                           *
-------------------------------------------------------------------------------------------------------------
9    Batangas                                                                                        *
-------------------------------------------------------------------------------------------------------------
10   Angeles                                                 *                                       *
-------------------------------------------------------------------------------------------------------------
11   Malolos                                                                                         *
-------------------------------------------------------------------------------------------------------------
12   Cabanatuan                                                                                      *
-------------------------------------------------------------------------------------------------------------
13   Tarlac                                                                                          *
-------------------------------------------------------------------------------------------------------------
14   Cavite                                                                                          *
-------------------------------------------------------------------------------------------------------------
15   Iloilo                                                                                          *
-------------------------------------------------------------------------------------------------------------
16   RBS???                                                                      *                   *
-------------------------------------------------------------------------------------------------------------
                                                                                                     *
-------------------------------------------------------------------------------------------------------------
17   Bacolod                   *                                                                     *
-------------------------------------------------------------------------------------------------------------
18   General Santos                                *                                                 *
-------------------------------------------------------------------------------------------------------------
19   Baguio                                                            *                             *
-------------------------------------------------------------------------------------------------------------
20   Dagupan                                                                               *         *
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Subscriber Terminals
     Incremental               *         *         *         *         *         *         *
-------------------------------------------------------------------------------------------------------------
     Cummulative               *         *         *         *         *         *         *
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Base Stations
     Incremental               *         *                0  *         *         *         *
-------------------------------------------------------------------------------------------------------------
     Cummulative               *         *         #VALUE!   *         *         *         *
-------------------------------------------------------------------------------------------------------------

Note:

- Above dates assume installation begins beginning of the month for RFS within the same month
- Spares will be delivered in June 2000


[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                 ATTACHMENT 6


                            AIRSPAN COMMUNICATIONS
                                TRAINING COURSE


                    [GRAPHIC DEPICTING TRAINING IN SESSION]

                               TABLE OF CONTENTS



INTRODUCTION.........................................................................     3

 Course Content......................................................................     3

HOW TO REGISTER FOR COURSES..........................................................     4

GENERAL REGISTRATION INFORMATION.....................................................     4

 Payment.............................................................................     4
 Cancellation Policy.................................................................     4
 Confirmation Procedure..............................................................     4

REQUESTS FOR ON-SITE COURSES.........................................................     5

 Scheduling On-Site courses..........................................................     5
 On-Site Confirmation................................................................     5
 On-Site Payment.....................................................................     5
 On-site Cancellation Policy.........................................................     5
 Classroom Information...............................................................     6
 Student Evaluation..................................................................     6
 Post Training Evaluation............................................................     6

TRAINING SCHEDULE....................................................................     7

TRAINING COURSES.....................................................................     8

 AS4000 APPRECIATION.................................................................     9
 AS4000 INSTALLATION, COMMISSIONING and MAINTENANCE..................................    10
 AS4000 SUBSCRIBER TERMINAL -  INSTALLATION, COMMISSIONING and MAINTENANCE...........    11
 AS4000 SUBSCRIBER TERMINAL -  INSTALLATION, COMMISSIONING and MAINTENANCE...........    12
 AS4000 CENTRAL TERMINAL -  INSTALLATION and COMMISSIONING...........................    13
 AS4000 CENTRAL TERMINAL -  MAINTENANCE..............................................    14
 AS8100 (SITESPAN) -  INSTALLATION, COMMISSIONING and SYSTEM OPERATION...............    15
 AS4000 DEMAND ASSIGNMENT -  INSTALLATION, COMMISSIONING and SYSTEM OPERATION........    16
 AS4000 - MULTILINE INSTALLATION, COMMISSIONING and MAINTENANCE......................    17
 AS8300 MANAGEMENT SYSTEM -  SYSTEM SUPPORT..........................................    18
 AS8300 MANAGEMENT SYSTEM -  SYSTEM OPERATORS........................................    19
 LITESPAN 120 - CHANNEL BANK INSTALLATION, COMMISSIONING and MAINTENANCE.............    20
 CP600/800 OPERATIONS AND MAINTENANCE................................................    21

COURSE REGISTRATION..................................................................    22

ON-SITE TRAINING REQUEST.............................................................    23

READERS COMMENT......................................................................    24

Issue 6                          Page 2 of 25                           FEB 1999

COURSE ASSESSMENT INFORMATION
-------------------------------------------------------------------------------

INTRODUCTION

The staff at AIRSPAN COMMUNICATIONS Customer Training look forward to serving you and your students. The training will provide the information necessary to assist in job performance and is provided by personnel fully conversant with the product and with many years experience in the training and telecommunications environment.

Airspan Communications realise how valuable your time is, and we want to ensure that all pertinent information regarding our training program is covered in this booklet. The process for course booking has been made as simple as possible to avoid delays and confusion.

If you have any questions prior to the start of a course, require any additional information, or would like to discuss your specific training requirements please contact Customer Training at:


                    Airspan Communications Ltd

                    Cambridge House

                    Oxford Road

                    Uxbridge

                    Middlesex

                    UB8 1UN

                    United Kingdom


                    Tel: + 44 (0)1895 467475

                    Fax  + 44 (0)1895 467472

Course Content

Airspan Communications is pleased to offer the following range of standard training modules, which based on our product knowledge and experience are suitable for general applications.

However, Airspan Communications would be pleased to discuss your particular training requirements in order to tailor courses to meet your specific product application and configuration.


For additional details of these or other training need please contact Airspan Communications - Customer Training (UK) as detailed above.


Issue 6                          Page 3 of 25                           FEB 1999

HOW TO REGISTER FOR COURSES

 . Complete as much as possible of the Course Registration Form prior to contacting Airspan Communications Customer Training.

 . Telephone Airspan Communications Customer Training to discuss you requirements. This will allow dates and content of the required training to be agreed.

 .  Your training request will be registered.

 .  Mail or FAX the completed Course Registration Form to Airspan Communications
   Customer Training, ensure any supporting documentation, i.e. Purchase Order, are included.

GENERAL REGISTRATION INFORMATION

To assist you in completing the Course Registration Form, please refer to the Course Description and Pricing & Schedule sections for information regarding the course duration, class size, cost etc.

Please contact Airspan Communications Customer Training if you have any questions.

Payment

Payment for courses must be received at least fifteen (15) working days prior to the course start date. If you would prefer us to bill you, a Purchase Order authorising us to invoice your company must be submitted with the completed Course Registration Form. If other arrangements have been made for payment, please enclose a copy of that information with the Course Registration Form.

Cancellation Policy

There is a cancellation penalty (100% of the course fee) if written notification of cancellation is not received fifteen (15) working days prior to the course start date.

Confirmation Procedure

A confirmation letter will be sent to the contact name on the Course Registration Form prior to the course start date. Confirmation letters contain the following information

     .  Course Title

     .  Course Start and End Dates

     .  Course Times

     .  Students Names

     .  Location of Airspan Communications Customer Training

Issue 6                          Page 4 of 25                           FEB 1999

REQUESTS FOR ON-SITE COURSES

Selected courses can be conducted at your premise. It will be the customers responsibility to ensure the required equipment and suitable training facilities are available.

The following list should be used as a guide only

     .  Lecture room (size according to numbers)

     .  Whiteboard/markers

     .  Overhead projector and/or

     .  Access to non-traffic carrying equipment

Pleases contact Airspan Communications Customer Training to discuss your requirements

Scheduling On-Site courses

Cost of an on-site course is given in the Price Schedule

The procedure for completing the On-Site Course Request Form is the same as Airspan Communications based training

(see HOW TO REGISTER FOR COURSES)

On-Site Confirmation

A letter confirming the agreement and conditions for the On-Site course must be received by Airspan Communications Customer Training, no later than fifteen (15) working days prior to the course start date.

On-Site Payment

Payment for on-site courses must be received at least fifteen (15) working days prior to the course start date. If you would prefer us to bill you, a Purchase Order authorising us to invoice your company must be submitted with the completed On-Site Training Request Form. If other arrangements have been made for payment, please enclose a copy of that information with the Request Form.

On-site Cancellation Policy

There is a cancellation penalty (100% of the course fee) if written notification of cancellation is not received fifteen (15) working days prior to the course start date.

Issue 6                          Page 5 of 25                           FEB 1999

Classroom Information

Course times are nominally 0900 to 1630 Monday to Friday, actual times will be included with the student information sent out prior to the start of the course.

Coffee, tea and soft drinks are available throughout the day in the break room, normally a buffet lunch will be provided, any special requirements should be indicated on the booking form.


Please Note:   It is Airspan Communication's policy to prohibit cameras from all its establishments.


Airspan Communications Customer Training provide several opportunities for customer comments regarding our technical courses. We solicit student feedback to determine how well we are meeting training needs, and to identify areas that could be improved.

Student Evaluation

Evaluations are conducted upon completion of the course, allowing attendees the opportunity to rate the overall effectiveness of the training, in the following areas

     .  Instructor

     .  Course Content

     .  hands-on sessions

     .  Documentation

All the evaluation results, and comments, are reviewed with one major goal in mind:


              - EVALUATE TODAY'S TRAINING TO IMPROVE TOMORROW'S -

Post Training Evaluation

Post training surveys are sent to randomly selected attendees and their managers approximately 60 days after the course.

The Manager is given the opportunity to evaluate Airspan Communications training, based upon observation of the attendees performance in the working environment after completion of the training course.

The attendee is given the opportunity to evaluate the effectiveness and relevance of the training received.

Issue 6                          Page 6 of 25                           FEB 1999

SCHEDULE
--------------------------------------------------------------------------------

TRAINING SCHEDULE


Please contact you Airspan Communications representative, or Airspan Communications Training, for information on the current training schedule.

Should you require training for specific dates, please contact Airspan Communications Training.

If you require training courses not shown in this catalogue, please contact Airspan Communications Training for further information.

Issue 6                          Page 7 of 25                           FEB 1999

COURSE DESCRIPTION
--------------------------------------------------------------------------------

TRAINING COURSES


The following section provides an overview of the currently available courses. Additional information may be provided on request.

Issue 6                          Page 8 of 25                           FEB 1999

                                     AS4000

                                  APPRECIATION


COURSE NUMBER:      AS001

DURATION:           1 DAY

CLASS SIZE:         MIN 6   MAX. 12

INTENDED AUDIENCE:  This course is intended for any personnel desiring a conceptual understanding of the AIRSPAN AS4000 system.

                    This course provides an overview of the system for those individuals who do not require the in-depth technical training provided in the AS4000 installation, commissioning or maintenance courses.

PREREQUISITES:      None.

OBJECTIVES:         After completion of this course the attendee will:

                    Be aware of the benefits of Airspan, where it can be used and how it fits in with the existing network.

                    Have an understanding of the elements that make up an AS4000 system, what they do, what they look like, how they are installed and maintained.

                    Appreciate the operation of the Management System, both AS8100 (Sitespan) and the AS8300 (TMN Network Manager), what they do and the differences between them

                    Be aware of the Airspan Communications support options, card repair etc.

                    Be aware of possible future developments

KEY AREAS:          Overview of AS4000

                    Functions of the system

                    System applications

                    System management

                    Documentation Practice

                    Installation and Commissioning techniques

                    Faulting Techniques

LOCATION:           UK or on-site


Issue 6                          Page 9 of 25                           FEB 1999

                                    AS4000
                  INSTALLATION, COMMISSIONING and MAINTENANCE


COURSE NUMBER:      MAS001

DURATION:           5 DAYS

CLASS SIZE:         MIN 6   MAX 8

INTENDED AUDIENCE:  This course is designed for personnel who needs to gain the skills and techniques needed for the installation, commissioning and maintenance of the overall AIRSPAN AS4000 system.

                    This course covers all the areas included in the individual installation, commissioning and maintenance courses with the exception of the AS8300 Management System

PREREQUISITES:      The attendees are expected to have a general knowledge of
                    transmission systems, their basic functionality, installation procedures and testing.

                    Suitable (company accredited) training to ensure safe and correct working practice is employed for the type of environment encountered at equipment locations.

OBJECTIVES &        AS COVERED UNDER:

KEY AREAS:

                    Subscriber Terminal (ST)
                              Installation/Commissioning and Maintenance
                              (STMAS001A, B or C)

                    Central Terminal (CT)
                              Installation and Commissioning
                              (CTCAS001)

                    Central Terminal (CT)
                              Maintenance
                              (CTMAS001)

                    AS8100 SiteSpan
                              Installation/Commissioning and Operation
                              (SSOA001)

LOCATION:           UK or on-site


Issue 6                         Page 10 of 25                           FEB 1999

                                    AS4000
                             SUBSCRIBER TERMINAL -
                  INSTALLATION, COMMISSIONING and MAINTENANCE


COURSE NUMBER:      STMAS001A  for  ST-V2
                    STMAS001B  for  ST-D128
                    STMAS001C  for  ST-I1

DURATION:           1 DAY (per ST)

CLASS SIZE:         MIN 6       MAX 8

INTENDED AUDIENCE:  This course is designed for personnel who need to gain the skills and techniques needed for the installation, commissioning and maintenance of the Subscribers Terminal equipment.


PREREQUISITES:      The attendees are expected to have a general knowledge of
                    transmission systems, their basic functionality, installation procedures and testing.

                    Suitable (company accredited) training to ensure safe and correct working practice is employed for the type of environment encountered at equipment locations.

OBJECTIVES:         After completion of this course the attendee will:

                    Understand the requirements of the access network and the benefits AIRSPAN AS4000 offers.

                    Have an basic understanding of the functions carried out by both the Central Terminal and Management Systems.

                    Be aware of, and interpret, the available documentation.

                    Be able to install and commission a Subscribers Terminal.

                    Understand the faulting techniques and indications.

                    Be aware of any system specific safety requirements.

                    Be able to identify and replace FRUs.

KEY AREAS:          Overview of Airspan AS4000

                    System Safety/Other Training Requirements

                    Introduction to Subscribers Terminal Equipment

                    Documentation

                    Installation Techniques for Subscribers Terminal Equipment

                    Commissioning Subscribers Terminal

                    Faulting Techniques

                    Changing Field Replaceable Units

LOCATION:           UK or on-site


Issue 6                          Page 11 of 25                          FEB 1999

                                    AS4000
                             SUBSCRIBER TERMINAL -
                  INSTALLATION, COMMISSIONING and MAINTENANCE

            This Course Is Under Development (for information only)

COURSE NUMBER:      VSTMAS001A  for  ST-R1
                    VSTMAS001B  for  ST-R2
                    VSTMAS001C  for  ST-L128

DURATION:           TBD

CLASS SIZE:         MIN 6       MAX 8

INTENDED AUDIENCE:  This course is designed for personnel who need to gain the skills and techniques needed for the installation, commissioning and maintenance of the Subscribers Terminal equipment.

PREREQUISITES:      The attendees are expected to have a general knowledge of
                    transmission systems, their basic functionality, installation procedures and testing.

                    Suitable (company accredited) training to ensure safe and correct working practice is employed for the type of environment encountered at equipment locations.

OBJECTIVES:         After completion of this course the attendee will:

                    Understand the requirements of the access network and the benefits AIRSPAN AS4000 offers.

                    Have an basic understanding of the functions carried out by both the Central Terminal and Management Systems.

                    Be aware of, and interpret, the available documentation.

                    Be able to install and commission a Subscribers Terminal.

                    Understand the faulting techniques and indications.

                    Be aware of any system specific safety requirements.

                    Be able to identify and replace FRUs.

KEY AREAS:          Overview of Airspan AS4000

                    System Safety/Other Training Requirements

                    Introduction to Subscribers Terminal Equipment

                    Documentation

                    Installation Techniques for Subscribers Terminal Equipment

                    Commissioning Subscribers Terminal

                    Faulting Techniques

                    Changing Field Replaceable Units

LOCATION:           UK or on-site


Issue 6                          Page 12 of 25                          FEB 1999

                                    AS4000
                              CENTRAL TERMINAL -
                        INSTALLATION and COMMISSIONING


COURSE NUMBER:      CTCAS001

DURATION:           3 DAYS

CLASS SIZE:         MIN 6   MAX 8

INTENDED AUDIENCE:  This course is designed for personnel who need to gain the skills and techniques needed for the installation and commissioning of the Central Terminal (CT).

PREREQUISITES:      The attendees are expected to have a general knowledge of
                    transmission systems, their basic functionality, installation procedures and testing.

                    Suitable (company accredited) training to ensure safe and correct working practice is employed for the type of environment encountered at equipment locations.

OBJECTIVES:         After completion of this course the student will:

                    Understand the requirements of the access network and the benefits AIRSPAN AS4000 offers.

                    Have an understanding of the functions carried out by both the Subscriber Terminal and Management Systems.

                    Be able to install and commission a Central Terminal.

                    Be aware of, and interpret, the available documentation.

                    Understand the faulting techniques and indications.

                    Be aware of any system specific safety requirements.

                    Be able to identify and replace FRUs.

KEY AREAS:          Overview of AIRSPAN AS4000

                    SAFETY/Other Training Requirements

                    Introduction to Central Terminal Equipment

                    Installation Techniques for Central Terminal Equipment

                    Commissioning the Central Terminal

                    Configuration (using AS8100)

                    Changing Field Replaceable Units

                    Connection to appropriate Management System

LOCATION:           UK or on-site


Issue 6                          Page 13 of 25                          FEB 1999

                                    AS4000
                              CENTRAL TERMINAL -
                                  MAINTENANCE


COURSE NUMBER:      CTMAS001

DURATION:           2 DAYS

CLASS SIZE:         MIN 6   MAX 8

INTENDED AUDIENCE:  This course is designed for personnel who need to gain the skills and techniques needed to maintain the Central Terminal (CT).

PREREQUISITES:      The attendees are expected to have a general knowledge of
                    transmission systems, their basic functionality, installation procedures and testing.

                    Suitable (company accredited) training to ensure safe and correct working practice is employed for the type of environment encountered at equipment locations.

OBJECTIVES:         After completion of this course the student will:

                    Understand the requirements of the access network and the benefits AIRSPAN AS4000 offers.

                    Have an understanding of the functions carried out by both the Subscriber Terminal and Management Systems.

                    Be aware of, and interpret, the available documentation.

                    Understand the faulting techniques and indications.

                    Be aware of any system specific safety requirements.

                    Be able to identify and replace FRUs.

                    Be able to reconfigure the Central Terminal using AS8100 Sitespan

KEY AREAS:          Overview of AIRSPAN AS4000

                    SAFETY/Other Training Requirements

                    Introduction to Central Terminal Equipment

                    Documentation Practice

                    Faulting Techniques

                    Configuration (using AS8100)

                    Changing Field Replaceable Units

LOCATION:           UK or on-site


Issue 6                          Page 14 of 25                          FEB 1999

                              AS8100 (SITESPAN) -
               INSTALLATION, COMMISSIONING and SYSTEM OPERATION


COURSE NUMBER:      SSOA001

DURATION:           2 DAY

CLASS SIZE:         MIN 4 - MAX 6

INTENDED AUDIENCE:  This course is designed for personnel who needs to gain the skills and techniques needed to install and use AS8100 (Sitespan) to monitor the performance or configure the AIRSPAN network.

PREREQUISITES:      Be fully conversant with the support procedures employed in the environment where the Sitespan will be located. Be fully conversant with Windows NT operating system

                    An understanding of the Airspan AS4000 system and its operation.

                    It is expected that this course will be incorporated with the CT courses (CTMAS001/CTCAS001) or overall MAS001 course.

OBJECTIVES:         After completion of this course the attendee will:

                    Understand AS8100 hardware and software requirements.

                    Have an understanding of the functions carried out by both the Central Terminal and the Subscribers Terminal.

                    Be aware of, and interpret, the available documentation.

                    Be able to install and commission AS8100.

                    Understand, and be able to interpret, messages and displays on AS8100.

                    Given the relevant information, be able to configure an AS4000 system.

KEY AREAS:          Overview of AIRSPAN AS4000

                    Safety/Other Training Requirements

                    Introduction to AS8100

                    Documentation Practice

                    Installation Techniques for AS8100

                    AS8100 System Operation

                    Configuration and Control of AS4000 network

LOCATION:           UK or on-site


Issue 6                          Page 15 of 25                          FEB 1999

                                    AS4000
                              DEMAND ASSIGNMENT -
               INSTALLATION, COMMISSIONING and SYSTEM OPERATION

            This Course Is Under Development (for information only)

COURSE NUMBER:      MDA001

DURATION:           TBD

CLASS SIZE:         MIN 6 - MAX 8

INTENDED AUDIENCE:  This course is designed for personnel who needs to gain the skills and techniques needed to install and maintain the AIRSPAN AS4000 Demand Assignment network.

PREREQUISITES:      An understanding of the AS4000 system and its operation.

                    It is expected that this course will be incorporated with the CT courses (CTMAS001/CTCAS001) or overall MAS001 course.

OBJECTIVES:         After completion of this course the attendee will:

                    Understand demand assignment hardware and software requirements.

                    Have an understanding of the functions carried out by the access concentrator.

                    Be aware of, and interpret, the available documentation.

                    Be able to install and commission equipment.

                    Understand, and be able to interpret, messages and displays on Sitespan.

                    Given the relevant information, be able to configure an AS4000 Demand Assignment system.

KEY AREAS:          Overview of AIRSPAN AS4000

                    Safety/Other Training Requirements

                    Introduction to Demand Assignment Equipment

                    Documentation Practice

                    Installation Techniques for Demand Assignment

                    AS8100 System Operation

                    Configuration and Control of AS4000 DA network

LOCATION:           UK or on-site


Issue 6                          Page 16 of 25                          FEB 1999

                              AS4000 - MULTILINE
                  INSTALLATION, COMMISSIONING and MAINTENANCE


COURSE NUMBER:      MASM001

DURATION:           2

CLASS SIZE:         MIN 4  MAX 6

INTENDED AUDIENCE:  This course is designed for personnel who needs to gain the skills and techniques needed for the installation, commissioning and maintenance of the overall AS4000 MULTILINE system.

PREREQUISITES:      This course is intended to be complementary to MAS001 and
                    MLS001, and as such should be attended immediately after completion of these courses.

OBJECTIVES          After completion of this course the attendee will:

                    Understand AS4000 and Litespan hardware and software requirements.

                    Have an understanding of the functions carried out by both the Central Terminal and the Subscribers Terminal.

                    Be aware of, and interpret, the available documentation.

                    Be able to install and commission a Multiline system.

                    Understand, and be able to interpret, messages and displays on AS8100.

                    Given the relevant information, be able to configure a Multiline system.

KEY AREAS:          Differences between Multiline and AS4000 (core) system.

                    Litespan configuration

                    Litespan

                              installation, hardware and software

                              configuration

LOCATION:           UK or on-site


Issue 6                          Page 17 of 25                          FEB 1999

                                    AS8300
                              MANAGEMENT SYSTEM -
                                SYSTEM SUPPORT


COURSE NUMBER:      EMSAS001

DURATION:           2 DAYS

CLASS SIZE:         MIN 4   MAX 6

INTENDED AUDIENCE:  This course is designed for personnel who need to gain the skills and techniques needed to support the AS8300 operation.


PREREQUISITES:      Be fully conversant with the support of hardware/software in the environment where the AS8300 will be located.


OBJECTIVES:         After completion of this course the attendee will:

                    Be able to install and configure the AS8300.

                    Understand the AS8300 functions and platform services

                    Carry out basic problem solving/troubleshooting

                    Understand, and be able to carry out, database functions, archiving and back-ups.

                    Have an understanding of the data network requirements

KEY AREAS:          Overview of AIRSPAN AS4000

                    Safety/Other Training Requirements

                    Introduction to AS8300 Equipment

                    Documentation Practice

                    Installation Techniques

                    Initiation and Configuration

                    AS8300 System Management

                    Configuration and Monitoring of AS4000

                    Faulting Techniques

LOCATION:           UK or on-site


Issue 6                          Page 18 of 25                          FEB 1999

                                     AS8300
                              MANAGEMENT SYSTEM -
                                SYSTEM OPERATORS


COURSE NUMBER:      EMOAS001

DURATION:           2 DAYS

CLASS SIZE:         MIN 6   MAX 8

INTENDED AUDIENCE:  This course is designed for personnel who needs to gain the skills and techniques needed to use the AS8300 to monitor the performance or configure the AIRSPAN AS4000 system from a central location.

PREREQUISITES:      Be fully conversant with the support procedures employed in the environment where the AS8300 will be located.


OBJECTIVES:         After completion of this course the attendee will:

                    Understand the HCI features and principles of use

                    Be able to carry out circuit and equipment configuration

                    Be conversant with the monitoring and control functions

KEY AREAS:          Overview of AIRSPAN AS4000

                    Safety/Other Training Requirements

                    Introduction to AS8300 Equipment

                    Documentation Practice

                    AS8300 System Operation

                    Logging On/Off

                    Network Configuration

                    Fault/Error Reports

LOCATION:           UK or on-site


Issue 6                          Page 19 of 25                          FEB 1999

                          LITESPAN 120 - CHANNEL BANK
                  INSTALLATION, COMMISSIONING and MAINTENANCE


COURSE NUMBER:      MLS001

DURATION:           2 DAYS

CLASS SIZE:         MIN 6   MAX 8

INTENDED AUDIENCE:  This course is designed for personnel who needs to gain the skills and techniques needed to install, commission or maintain a Litespan 120 as a channel bank

PREREQUISITES:      The attendees are expected to have a general knowledge of
                    transmission systems, their basic functionality, installation procedures and testing.

                    Suitable (company accredited) training to ensure safe and correct working practice is employed for the type of environment encountered at equipment locations.

OBJECTIVES:         After completion of this course the attendee will:

                    Understand the features and principles of use

                    Be able to carry out circuit and equipment configuration

                    Be conversant with the monitoring and control functions

KEY AREAS:          Overview of LITESPAN 120

                    Safety/Other Training Requirements

                    Introduction to SA8100 management system

                    Documentation Practice

                    System Operation

                    Logging On/Off

                    Network Configuration

                    Fault/Error Reports

LOCATION:           UK or on-site


Issue 6                          Page 20 of 25                          FEB 1999

                                   CP600/800
                           OPERATIONS AND MAINTENANCE

            This Course Is Under Development (for information only)


COURSE NUMBER:      CP601

DURATION:           2 DAYS

CLASS SIZE:         MIN 6   MAX 10

INTENDED AUDIENCE:  This course is designed for personnel who need to support, maintain and configure the CP600/800 equipment. Provide new configurations, install and commission new modules.

PREREQUISITES:      General appreciation of Telecom network requirements.
                    Appreciation of general telecommunications terminology and techniques

OBJECTIVES:         After completion of this course the attendee will be able
                    to:

                    Outline the frame structure of a 2Mbit/s digital signal and international signalling systems (i.e. DPNSS, CCS, CAS).

                    Describe the meaning of typical digital alarms

                    Describe basic faulting techniques

                    Outline the functions of the CP600/800

                    Outline the functions of each module (e.g. ISDN, F/Relay, etc.)

                    Given configuration and mapping requirements, perform the appropriate operations to configure and commission new modules.

KEY AREAS:          Digital transmission overview

                    CP600/800 'system' support and maintenance

                    System applications

                    Operational Maintenance

                    Functional Requirements

                    Alarms and Trouble Shooting

LOCATION:           UK or on-site


Issue 6                          Page 21 of 25                          FEB 1999

COURSE REGISTRATION


Course Information

       Course Title        ....................................................

       Number              ....................................................

       Start Date          ....................................................

       Number of Attendees ....................................................

Names                      ....................................................

                           ....................................................

                           ....................................................

                           ....................................................

                           ....................................................

                           ....................................................

                           ....................................................

       Location            ....................................................

Additional Requirements

     Car Parking Spaces Required                  Yes/No

     Number            ....................................................

     Buffet Lunch - Special requirements ..................................

                       ....................................................

Company Information    ....................................................

     Contact Name      ....................................................

     Address           ....................................................

                       ....................................................

                       ....................................................

                       ....................................................

     Tel               ....................................................

     Billing Name      ....................................................
     and Address
                       ....................................................

                       ....................................................

                       ....................................................

                       ....................................................


Issue 6                          Page 22 of 25                          FEB 1999

ON-SITE TRAINING REQUEST


Course Information

       Course Title        ...............................................

       Number              ...............................................

       Start Date          ...............................................

       Number of Attendees ...............................................

Training location

       Company Name        ...............................................

       Address             ...............................................

                           ...............................................

                           ...............................................

                           ...............................................

                           ...............................................

                           ...............................................

                           ...............................................

                           ................................................

     Contact Name          ................................................

     Tel                   ................................................

     Fax                   ................................................

Billing Information

     Billing Name          ................................................

     Address               ................................................

                           ................................................

                           ................................................

                           ................................................

                           ................................................

                           ................................................

     Method of Payment     ................................................

Training Information

     System Available                             Yes/No

     Live Traffic on System                       Yes/No

     Dedicated training facilities available      Yes/No

     Additional Information................................................

                           ................................................

                           ................................................


Issue 6                          Page 23 of 25                          FEB 1999

READERS COMMENT


We welcome any suggestions or comments that will help improve this catalogue.

Is this document complete?                        Yes/No

Comments                   ....................................................

                           ....................................................

                           ....................................................

                           ....................................................

Is this document well-organised and user-friendly?  Yes/No

Comments                   ....................................................

                           ....................................................

                           ....................................................

                           ....................................................

Additional comments
                           ....................................................

                           ....................................................

                           ....................................................

                           ....................................................

                           ....................................................

                           ....................................................

From:

     Name                  ....................................................

     Company               ....................................................

     Address               ....................................................

                           ....................................................

                           ....................................................

                           ....................................................

                           ....................................................

     Tel:                  ....................................................

RETURN TO:                 Attention Customer Training
                           Airspan Communications Ltd
                           Cambridge House
                           Oxford Road
                           Uxbridge
                           Middlesex
                           UB8 1UN
                           Fax:  +44 (0)1895 467472


Issue 6                          Page 24 of 25                          FEB 1999

TRADEMARKS          The following are registered trademarks of Airspan
                    Communications Corporation:

                             Airspan(R)
                             Airplan(R)
                             Sitespan(R)

                    The following are registered trademarks of DSC Communications Corporation:

                             Litespan(R)

REFERENCES          References in the booklet to persons involved in training as students, instructors, trainees or administrators are often in the form of personal pronouns. When these forms are used to refer to individuals, it is done to promote an ease of reading the booklet, and is in no way intended to discriminate against persons of either sex.

                    Nothing in the material should be constructed to indicate a discrimination because of race, colour, religion, sex, age or national origin.

INFORMATION         Information contained in this booklet is subject to change.






             Prepared by Airspan Communications Customer Training.


Issue 6                          Page 25 of 25                          FEB 1999

                                    ANNEX C

                        AZ Communications Network, INC.

                                                    Order No CN99-015

Supplier :   Airspan Communications Limited         Page _______ of ______

             Cambridge House, Oxford Road           Date :

             Uxbridge Middlesex, UB8 1UN UK         Quotation No. :

Ship to :    refer to Contract No. CN99-002/S and   Supplier's Del.
             CN99-002/S
                                                    Date:

                                                    Requested Del.

Terms :      refer to Contract No. CN99-002 and     Date:  ASAP
             CN99-002/S

-------------------------------------------------------------------------------------------------------------
Equipment Description - Demand Assigned                    Quantity       Unit Price        Extended Price
Revised for 20 BS, 322 STs                                 Required     after discount      after discount
-------------------------------------------------------------------------------------------------------------
    Subscriber Terminal
    L 128 Internal Subscriber Terminal

    DA Modules
    CT Rack with combiner & 2 DA shelves
    CT Expansion Rack with alarm & 2 DA shelves
    Basic RF plug in set for CT (PA+MON+2PSU+DIPLNA)
    RF plug in expansion set for omni/multi-sector CT
     (PA+PSU+DIPLNA)
    Basic DA Card set (rf+AU+TU+SC+2PSU)
    DA Modem Card
    AC Rack with alarm & 1 AC shelf
    Basic AC Card Set (64kbit/s) (2PSU+SC+CTU+XTU)

    Antenna Modules
    Omni Antenna System, incl. Feeder and kit

    Sitespan NMS
    Sitespan HW plantform
    Sitespan Client / Server Software License
    Sitespan Shelf License
    STMON

    Misc.
    System Spares
    Tools (CT and ST Installation and Maintenance)
    Survey Tool
    Pump-up mast for use with survey tool
    TCP/IP to RS232 Converter for NMS Backhaul

    Mandatory Services
    Documentation Set (CD ROM)
    Design/Engineering Services
    Installation and Commissioning
    Project Management
    Inland Transportation and Warehousing
    Technical Assistance
    Factory Inspection / Foreign Training
    Local Training
-------------------------------------------------------------------------------------------------------------
Total Cost of Equipment and Services in US$
-------------------------------------------------------------------------------------------------------------

Note:
This P.O. is contingent on AZ Communications Network Inc and Airspan Communications Limited signing Contract No. CN 99-002 and CN99-002/S. Terms and conditions as defined in Contract CN99-002 shall apply to this P.O.
                                                                 TOTAL
_______________________________________________________________________________

PLEASE REFER TO OUR ORDER              for:  AZ Communications Network, Inc.
NUMBER ON ALL CORRESPONDENCE                 FAX NO. (+63-2) 894-1129

Noted by:                              Approved by:
       ________________________               _________________________